As filed with the Securities and Exchange Commission on July 12, 2000
Securities Act File No. 333-37288 Investment Company Act File No. 811-7794

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

|X| | |	Pre-Effective Amendment No. 1 Post-Effective Amendment No. (Check appropriate box or boxes)

Merrill Lynch Americas Income Fund, Inc. (Exact Name of Registrant as Specified in Charter)

(609) 282-2800 (Area Code and Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices Number, Street, City, State, Zip Code)

Terry K. Glenn
Merrill Lynch Americas Income Fund, Inc.
800 Scudders Mill Road Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
FRANK P. BRUNO, ESQ. BROWN & WOOD LLP One World Trade Center New York, New York 10048-0557	MICHAEL J. HENNEWINKEL, ESQ. MERRILL LYNCH INVESTMENT MANAGERS, L.P. 800 Scudders Mill Road Plainsboro, NJ 08536

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
Title of Securities Being Registered: Common stock Par Value $.10 per share.
No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

WORLDWIDE DOLLARVEST FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 23, 2000

TO THE STOCKHOLDERS OF WORLDWIDE DOLLAR VEST FUND, INC.:

 NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Meeting”) of Worldwide DollarVest Fund, Inc. (“Worldwide DollarVest”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on August 23, 2000 at 10:00 a.m., Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for (i) the acquisition of substantially all of the assets of Worldwide DollarVest by Merrill Lynch Americas Income Fund, Inc. (“Americas Income”), and the assumption of substantially all of the liabilities of Worldwide DollarVest by Americas Income, in exchange solely for an equal aggregate value of newly-issued Class A shares of common stock of Americas Income and (ii) the distribution by Worldwide DollarVest of such Class A shares of Americas Income to stockholders of Worldwide DollarVest. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Worldwide DollarVest and the termination of its registration under the Investment Company Act of 1940, as amended;

(2) To elect a Board of Directors for Worldwide DollarVest to serve for the ensuing year;

(3) To consider and act on a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of Worldwide DollarVest for its current fiscal year; and

(4) To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Board of Directors of Worldwide DollarVest has fixed the close of business on June 27, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of the stockholders of Worldwide DollarVest entitled to vote at the Meeting will be available and open to the examination of any stockholder of Worldwide DollarVest for any purpose germane to the Meeting during ordinary business hours from and after August 9, 2000 at the offices of Worldwide DollarVest, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Worldwide DollarVest.

 If you have any questions regarding the enclosed proxy material or need assistance in voting yours shares, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-800-818-0439.

By Order of the Board of Directors,

IRA P. SHAPIRO Secretary

Plainsboro, New Jersey Dated: July 12, 2000

WORLDWIDE DOLLARVEST FUND, INC. MERRILL LYNCH AMERICAS INCOME FUND, INC. P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

ANNUAL MEETING OF STOCKHOLDERS OF WORLDWIDE DOLLARVEST FUND, INC.

August 23, 2000

 This Proxy Statement and Prospectus is being sent to you because you are a stockholder of Worldwide DollarVest Fund, Inc. (“Worldwide DollarVest”), a Maryland corporation. An Annual Meeting of the stockholders of Worldwide DollarVest (the “Meeting”) will be held on August 23, 2000 to consider several items, which are listed below and discussed in greater detail elsewhere in the Proxy Statement and Prospectus. The Board of Directors of Worldwide DollarVest is requesting its stockholders to submit a proxy to be used at the Meeting to vote the shares held by the stockholder submitting the proxy.

The proposals to be considered at the Meeting are:

1. To approve or disapprove an Agreement and Plan of Reorganization between Worldwide DollarVest and Merrill Lynch Americas Income Fund, Inc. (“Americas Income”);

2. To elect a Board of Directors for Worldwide DollarVest;

3. To ratify the selection of Deloitte & Touche LLP as independent auditors of Worldwide DollarVest; and
	4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction whereby Americas Income will acquire substantially all the assets and assume substantially all of the liabilities of Worldwide DollarVest in exchange for Class A shares of common stock of Americas Income, which will then be distributed to the stockholders of Worldwide DollarVest. This transaction is referred to in this Proxy Statement and Prospectus as the “Reorganization.” After completion of the Reorganization, Worldwide DollarVest will terminate its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and will dissolve in accordance with the laws of the State of Maryland.

 The Reorganization is contingent upon the approval by stockholders of Americas Income of a proposal to amend the investment objective and policies of Americas Income. As proposed to be amended, the investment objective of Americas Income will be to provide a high level of current income with a secondary objective of capital appreciation. Americas Income will seek to achieve its objective by investing in debt obligations of issuers located in emerging market countries. Although it is intended that Americas Income will amend its investment objective and policies and change its name to Merrill Lynch Emerging Markets Debt Fund, Inc. prior to the Reorganization, this Proxy Statement refers to the proposed acquiring fund as Americas Income.

The current prospectus relating to Americas Income, dated March 30, 2000, as supplemented (the “Americas Income Prospectus”), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Stockholders of Americas Income for the year ended December 31, 1999 also accompanies this Proxy Statement and Prospectus.

The Securities and Exchange Commission has Not Approved or Disapproved
These Securities or Passed Upon the Adequacy of This Proxy Statement and
Prospectus. Any Representation to the Contrary is a Criminal Offense.

This Proxy Statement and Prospectus sets forth concisely the information about Americas Income that a stockholder of Worldwide DollarVest should know before considering the Reorganization and should be retained for future reference. Worldwide DollarVest has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

The date of this Proxy Statement and Prospectus is July 12, 2000.

(continued on next page)

 A statement of additional information relating to the Reorganization (the “Statement of Additional Information”) is on file with the Securities and Exchange Commission (the “Commission”). It is available from Americas Income without charge, upon request by calling 1-800-456-4587, ext. 123 or by writing Americas Income at its principal executive offices. The Statement of Additional Information, dated July 12, 2000, is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference and other information regarding the Funds.

The address of the principal executive offices of both Worldwide DollarVest and Americas Income is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.


INTRODUCTION

 This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Worldwide DollarVest for use at an annual meeting of stockholders of Worldwide DollarVest to be held at the offices of Merrill Lynch Investment Managers, L.P. 800 Scudders Mill Road, Plainsboro, New Jersey on August 23, 2000, at 10:00 a.m., Eastern time. The mailing address for Worldwide DollarVest is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is July 17, 2000.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Worldwide DollarVest at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” each of the following items: (1) to approve the Agreement and Plan of Reorganization between Americas Income and Worldwide DollarVest (the “Agreement and Plan”); (2) to elect a Board of Directors of Worldwide DollarVest to serve for the ensuing year; and (3) to ratify the selection of independent auditors for Worldwide DollarVest for its current fiscal year.

With respect to Item 1, assuming a quorum is present at the Meeting, approval of the Agreement and Plan will require the affirmative vote of a majority of the outstanding shares of Worldwide DollarVest. With respect to Item 2, assuming a quorum is present at the Meeting, election of the Directors of Worldwide DollarVest will require the affirmative vote of a plurality of the votes cast by the holders of shares of Worldwide DollarVest’s common stock represented at the Meeting and entitled to vote. A “plurality of the votes cast” means that the candidates must receive more votes than any other candidates for the same positions, but not necessarily a majority of votes cast. With respect to Item 3, assuming a quorum is present at the Meetings, approval of the ratification of the selection of independent auditors of Worldwide DollarVest will require the affirmative vote of a majority of the votes cast by the holders of shares of common stock of Worldwide DollarVest represented at the Meeting in person or by proxy, and entitled to vote.

 Only holders of record of shares of Worldwide DollarVest at the close of business on June 27, 2000 (the “Record Date”) are entitled to notice of and to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 6,494,144 shares of Worldwide DollarVest common stock issued and outstanding and entitled to vote.

The Board of Directors of Worldwide DollarVest knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of Americas Income under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of shares of Americas Income to Worldwide DollarVest pursuant to the terms of the Agreement and Plan.

 Merrill Lynch Investment Managers, L.P. (“MLIM”) acts as the investment adviser to Americas Income, and Fund Asset Management, L.P. (“FAM”) acts as investment adviser to Worldwide DollarVest. MLIM and FAM sometimes are referred to herein collectively as the “Advisers” and individually as an “Adviser” as the context requires.

ITEM 1. THE REORGANIZATION

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

In this Proxy Statement and Prospectus, the term “Reorganization” refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Worldwide DollarVest by Americas Income in exchange for the Corresponding Shares (as defined below) and the subsequent distribution of Corresponding Shares to the stockholders of Worldwide DollarVest; and (ii) the subsequent deregistration and dissolution of Worldwide DollarVest.

The Reorganization

At a meeting of the Board of Directors of Worldwide DollarVest held on April 26, 2000, the Board of Directors approved a proposal that Americas Income, an open-end investment company, acquire substantially all of the assets, and assume substantially all of the liabilities, of Worldwide DollarVest in exchange solely for Class A shares of common stock of Americas Income to be distributed to the stockholders of Worldwide DollarVest (the “Corresponding Shares”).

 Based upon their evaluation of all relevant information, the Board of Directors of Worldwide DollarVest has determined that the Reorganization will potentially benefit the stockholders of Worldwide DollarVest. Specifically, the Directors considered that after the Reorganization, Worldwide DollarVest stockholders will remain invested in a non-diversified investment company that seeks a high level of current income with a secondary objective of capital appreciation. Worldwide DollarVest is a closed-end investment company. If the Reorganization takes place, stockholders of Worldwide DollarVest will be invested in an open-end investment company with a substantially larger net asset value. As part of a larger fund following the Reorganization, Worldwide DollarVest stockholders are likely to benefit from reduced overall operating expenses per share on a Pro Forma basis as a result of certain economies of scale expected after the Reorganization. The Board also considered the relative tax positions of the Funds’ portfolios. See “Summary—Pro Forma Fee Tables,” “Comparison of the Funds—Differences Between Open-End and Closed-End Investment Companies,” “The Reorganization—Potential Benefits to Stockholders as a Result of the Reorganization” and “—Tax Consequences of the Reorganization.”

Since the Corresponding Shares of Americas Income will be issued at net asset value and the shares of Worldwide DollarVest will be valued at net asset value for the purposes of the exchange by the stockholders of Worldwide DollarVest of such shares for the Corresponding Shares, the holders of shares of Worldwide DollarVest will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of Worldwide DollarVest or Americas Income would hold a reduced percentage of ownership in the combined fund (“Combined Fund”) than he or she did in Worldwide DollarVest or Americas Income prior to the Reorganization.

The Reorganization is contingent upon receipt of the approval of the stockholders of Americas Income of certain proposed amendments to the investment objective and policies of Americas Income.

If all of the requisite approvals of the Reorganization are obtained, and if the stockholders of Americas Income approve the proposal to amend the investment objective and policies of Americas Income, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that Worldwide DollarVest and Americas Income have obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service (the “IRS”) or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Worldwide DollarVest, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Directors of Worldwide DollarVest and the Board of Directors of Americas Income; (ii) by the Board of Directors of Worldwide DollarVest if any condition to Worldwide DollarVest’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Americas Income if any condition to Americas Income’s obligations has not been fulfilled or waived by such Board.

2

Pro Forma Fee Tables

The tables below provide information about the fees and expenses attributable to shares of each Fund and, assuming the Reorganization takes place, the estimated annualized fees and expenses attributable to shares of the Combined Fund.

Actual and Pro Forma Fee Table for Stockholders of Worldwide DollarVest, Class A Stockholders of Americas Income and Class A Stockholders of the Combined Fund* as of February 29, 2000 (unaudited)
	Actual				Combined Fund Class A*
	Americas Income Class A		Worldwide DollarVest
Stockholders Fees
(fees paid directly from your investment) (a): Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	(b)	None		4.00%	(b)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(c)	None		None	(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestment	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (including leverage) (f):
Investment Advisory Fee	0.60%	(d)	0.68%	(d)	0.65%	(d)
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses (e)	1.27%		1.35%	(g)	1.02%	(g)

Total Fund Operating Expenses (including leverage)	1.87%		2.03%		1.67%


(*)	The expenses for the Combined Fund represent the estimated annualized expenses as of February 29, 2000 assuming Americas Income had acquired all of the assets and liabilities of Worldwide DollarVest on that date.
(a)	In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) may charge clients a processing fee (currently $5.35) when a client buys or redeems shares of an open-end fund.
(b)	Some investors may qualify for reductions in the sales charge (load). The sales charge applicable to Class A shares of the Combined Fund will be waived with respect to Corresponding Shares issued to stockholders of Worldwide DollarVest in the Reorganization.
(c)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(d)	Americas Income pays MLIM an investment advisory fee of 0.60% of its average daily net assets plus the principal amount of borrowings incurred by Americas Income for leveraging purposes. Worldwide DollarVest pays FAM an investment advisory fee of 0.60% of its average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The Combined Fund will pay MLIM an investment advisory fee of 0.60% of its average daily net assets plus the principal amount of borrowings incurred by the Combined Fund for leveraging purposes. See “Comparison of the Funds — Management.”
(e)	Americas Income pays the transfer agent $11.00 for each Class A and Class D stockholder account and $14.00 for each Class B and Class C stockholder account and reimburses the transfer agent’s out-of-pocket expenses. Americas Income pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. Americas Income also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended December 31, 1999, Americas Income paid the transfer agent fees totaling $63,927. The Investment Advisory Agreements provide that Americas Income and Worldwide DollarVest reimburse the Investment Adviser for its costs in providing accounting services to the Fund. For the fiscal year ended December 31, 1999, Americas Income reimbursed the Investment Adviser $98,374 for these services. For the fiscal year ended November 30, 1999, Worldwide DollarVest reimbursed the Investment Adviser $95,303 for these services.
(f)	The Annual Fund Operating Expenses (excluding leverage) would be:
			Combined Fund Class A
	Americas Income Class A	Worldwide DollarVest
Investment Advisory Fee	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses (e)	1.27%	0.60%	0.59%

Total Fund Operating Expenses (excluding leverage)	1.87%	1.20%	1.19%

(g)	Other Expenses includes interest payments on borrowed funds of 0.75% for Worldwide DollarVest and 0.43% for the Combined Fund Class A.

3

Examples:

These examples assume that you invest $10,000 in the relevant Fund and where applicable, the class of shares, for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that each Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Worldwide DollarVest (including leverage)†	$206	$637	$1,093	$2,358
Americas Income (Class A) (including leverage)	$582	$964	$1,371	$2,503
Combined Fund (Class A) (including leverage)*†	$563	$905	$1,271	$2,297

The foregoing Pro Forma Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a Worldwide DollarVest or Americas Income stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and use a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization—Potential Benefits to Stockholders as a Result of the Reorganization” and “Comparison of the Funds—Management,” “—Purchase of Shares” and “—Redemption of Shares.”

†	If leverage is excluded the actual costs would be the same for Americas Income Class A shares but for Worldwide DollarVest and based on these assumptions the Combined Fund (Class A) would be:

	1 Year	3 Years	5 Years	10 Years
Worldwide DollarVest (excluding leverage)	$122	$381	$ 660	$1,455
Combined Fund (Class A) (excluding leverage)*	$516	$763	$1,028	$1,785

*	Assuming the Reorganization took place on February 29, 2000.

4

Worldwide DollarVest	Worldwide DollarVest was incorporated under the laws of the State of Maryland on November 12, 1993 as a non-diversified, closed-end investment company. It commenced operations on January 28, 1994.

As of May 31, 2000, Worldwide DollarVest had net assets of approximately $39.3 million. Worldwide DollarVest is listed on the New York Stock Exchange (“NYSE”) under the symbol “WDV.”

Americas Income	Americas Income was incorporated under the laws of the State of Maryland on June 10, 1993 as a non-diversified, open-end investment company. It commenced operations on August 27, 1993.

As of May 31, 2000, Americas Income had net assets of approximately $27.2 million.

Comparison of the Funds	Investment Objectives and Policies. The investment objectives of Americas Income, as proposed to be amended, and Worldwide DollarVest are similar, though not identical. If stockholders of Americas Income approve a proposed amendment to its investment objective, Americas Income will seek to provide a high level of current income with a secondary objective of capital appreciation. Americas Income will seek to achieve its objective by investing in debt obligations of issuers located in emerging market countries, Worldwide DollarVest seeks high current income by investing exclusively in a portfolio of U.S. dollar-denominated securities, substantially all of which will be debt securities, with a secondary objective of capital appreciation. Worldwide DollarVest’s primary emphasis is on non-U.S. issuers located in emerging market countries. The Reorganization will not take place if stockholders of Americas Income do not approve the amendment to that Fund’s investment objective.

Americas Income considers an emerging market country as any country that is included in the Morgan Stanley Capital International Emerging Markets Free Index. Worldwide DollarVest considers an emerging market country as any country that is considered to be an emerging market country or developing country by the International Bank for Reconstruction and Development (“World Bank”).

Each Fund may invest in debt securities, including government obligations, sovereign debt, corporate bonds and notes, corporate loans and high yield or “junk” bonds. Both Funds may use leverage strategies. As a general matter, both Funds may leverage by borrowings to the same extent. Both Funds may borrow from banks for emergency purposes or to purchase securities. Worldwide DollarVest may also leverage through the issuance of senior securities, but has not done so to date. Americas Income currently has no borrowings outstanding. There are no restrictions on the maturity of the securities in which each Fund may invest.

Portfolio Management. MLIM serves as the investment adviser for Americas Income. FAM serves as the investment adviser for Worldwide DollarVest. Merrill

5

Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for both Americas Income and Worldwide DollarVest. Romualdo Roldan has served as portfolio manager for Americas Income since December 1998 and will serve as portfolio manager of the Combined Fund following the Reorganization. Vincent T. Lathbury, III has served as portfolio manager of Worldwide DollarVest since November 1993.

MLIM was organized as an investment adviser in 1977 and offers investment advisory services to more than 40 registered investment companies. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. MLIM and FAM are part of the Asset Management Group of ML & Co. The Asset Management Group had approximately $556 billion in investment company and other portfolio assets under management as of May 2000. This amount includes assets managed for Merrill Lynch affiliates.

Advisory Fees. Pursuant to an investment advisory agreement between Americas Income and MLIM, Americas Income pays MLIM a monthly fee at the annual rate of 0.60% of its average daily net assets, plus the principal amount of borrowings incurred by Americas Income for leveraging purposes. Pursuant to an investment advisory agreement between Worldwide DollarVest and FAM, Worldwide DollarVest pays FAM a monthly fee at the annual rate of 0.60% of its average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage. After the Reorganization the advisory fee paid by the Combined Fund to MLIM would be at the annual rate of 0.60% of the Combined Fund’s average daily net assets plus the principal amount of borrowings incurred by the Combined Fund for leveraging purposes.

Class Structure. Americas Income offers four classes of shares under the Merrill Lynch Select PricingSM System. Worldwide DollarVest, as a closed-end investment company, issues shares of one class of common stock, which are publicly traded on the NYSE. Following the Reorganization, Worldwide DollarVest stockholders will be invested in Class A shares of Americas Income, which are not subject to ongoing account maintenance or distribution fees. Although Class A shares of Americas Income are generally subject to a front end sales charge, no sales charge will be assessed on Class A shares issued to Worldwide DollarVest stockholders in the Reorganization. See “Comparison of the Funds—Purchase of Shares” and “Additional Information—Stockholder Services.”

Overall Expense Ratio. As of February 29, 2000, the total operating expense ratio per share of Worldwide DollarVest was 1.20% (excluding leverage and interest expense fees) and 2.03% (including leverage and interest expense fees) (based on net assets of approximately

6

$41.8 million) and for Americas Income Class A shares was 1.87% (based on Class A net assets of approximately $1.7 million). If the Reorganization had taken place on that date, the total operating expense ratio for the Combined Fund Class A shares on a Pro Forma basis would have been 1.19% (excluding leverage and interest expense fees) and 1.67% (including leverage and interest expense fees) (based on net assets of approximately $43.5 million). See “Summary—ProForma Fee Tables.”

Purchase of Shares. Class A shares of Americas Income are offered continuously for sale to the public, and investors typically purchase shares through a Merrill Lynch financial consultant or through Financial Data Services, Inc. (the “Transfer Agent”). Worldwide DollarVest shares of common stock are typically purchased through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer, or through a privately negotiated transaction with an existing stockholder. See “Comparison of the Funds—Purchase of Shares.”

Redemption/Sale of Shares. Shares of Americas Income may be redeemed on any day on which the NYSE is open for trading at the net asset value per share next determined after the initial receipt by Americas Income of a proper notice of redemption. Shares of Worldwide DollarVest are not redeemable and may only be sold on the NYSE through a registered broker-dealer, thereby incurring a brokerage commission set by the broker-dealer, or sold through privately negotiated transactions with existing stockholders.

For the purposes of purchase and sale or redemption of shares, Americas Income shares are priced at net asset value while Worldwide DollarVest shares are priced at the market price on the NYSE, which may be higher or lower than the net asset value. See “Comparison of the Funds/Additional Information/Net Asset Value” and “Comparison of the Funds/Purchase of Shares.”

Dividends. Americas Income pays dividends from net investment income, if any, monthly, and distributes all net realized capital gains to stockholders at least annually. Worldwide DollarVest pays dividends monthly and distributes substantially all of its net investment income monthly. Net capital gains, if any, are distributed to Worldwide DollarVest stockholders at least annually. See “Comparison of the Funds—Dividends.”

Net Asset Value. Americas Income determines the net asset value of its Class A shares of common stock once daily and Worldwide DollarVest determines the net asset value of its shares of common stock once weekly, in each case as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Both Funds compute net asset value per share in the same manner. See “Comparison of the Funds—Additional Information—Net Asset Value.”

7

Voting Rights. Worldwide DollarVest stockholders will have fewer voting opportunities following the Reorganization, since Americas Income ordinarily will not hold stockholder meetings. Worldwide DollarVest shares are presently listed on the NYSE. NYSE rules generally require a listed company to hold annual stockholders meetings for the election of directors. Following the Reorganization, Worldwide DollarVest stockholders will be invested in a fund for which voting for the election of directors is determined solely by reference to the Investment Company Act and to Maryland corporate law. See “Comparison of the Funds, Additional Information, Capital Stock.”

Other Significant Considerations. Certain stockholder services available to Worldwide DollarVest stockholders, such as providing the annual and semi-annual reports, are the same as those available to Americas Income stockholders. After the Reorganization Worldwide DollarVest stockholders will be invested in an open-end fund and may benefit from the additional services available to open-end fund stockholders. As a result of being invested in an open-end fund, however, Worldwide DollarVest stockholders will experience certain differences. For instance, as an open-end fund, Americas Income will not hold annual stockholder meetings, while exchange-listed closed-end funds such as Worldwide DollarVest are required to hold annual meetings of their stockholders. In addition, Americas Income issues securities redeemable at net asset value, while the shares of Worldwide DollarVest are bought and sold on a national securities exchange at market prices that may represent a premium or a discount to net asset value. For more information on these differences, see “Comparison of the Funds—Differences between Open-End and Closed-End Investment Companies” and “Additional Information—Stockholder Services.” An automatic dividend reinvestment plan is available to stockholders of each Fund. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan” and “—Additional Information—Stockholder Services.”

Tax Considerations	Worldwide DollarVest and Americas Income jointly have requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Worldwide DollarVest nor Americas Income will recognize gain or loss on the transaction, and Worldwide DollarVest stockholders will not recognize gain or loss on the exchange of their shares of Worldwide DollarVest stock for Corresponding Shares of Americas Income. The consummation of the Reorganization is subject to the receipt of such ruling or receipt of an opinion of counsel to the same effect. The Reorganization will not affect the status of Americas Income as a regulated investment company. See “The Reorganization—Tax Consequences of the Reorganization.”

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RISK FACTORS AND SPECIAL CONSIDERATIONS

 Many of the investment risks associated with an investment in Americas Income, as proposed to be amended, are substantially similar to the investment risks associated with an investment in Worldwide DollarVest. Such risks include (i) market and selection risk and (ii) the specific risks of investing in (a) foreign securities, (b) securities issued by companies located in emerging market countries, (c) derivative instruments, (d) illiquid securities and (e) “junk” bonds.

Market and Selection Risk. — Each Fund is subject to market and selection risk. Market risk is the risk that the stock or bond markets in one or more countries in which the Funds invest will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the markets or those of other funds with similar investment objectives and investment strategies.

Foreign Market Risk. — Each Fund may invest in foreign markets. Securities traded on foreign markets have often (though not always) performed differently then securities in the United States. However, such investments involve special risks not present in U.S. investment that can increase the chances that the Funds will lose money. In particular, the Funds are subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Funds to buy and sell securities on those exchange. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Emerging Markets Risk — Each Fund may invest in emerging markets. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Americas Income considers emerging markets to include those countries included in the Morgan Stanley Capital International Emerging Markets Free Index. Worldwide DollarVest considers emerging markets to include any country considered to be an emerging market or developing country by the World Bank. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Derivatives — Each Fund may use derivative instruments including futures, forwards, options, swaps, indexed securities and inverse securities. Derivatives allow the Funds to increase or decrease their risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Funds.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges, and to seek to increase its return. Hedging is a strategy in which each Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by each Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Funds’ hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Neither Fund is required to use hedging and each may choose not to do so.

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
Sovereign Debt. Both Funds may invest in sovereign debt; Americas Income, however, may invest up to 15% of its total assets in sovereign debt securities that are in default. Sovereign debt securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Funds to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. If a government entity defaults, it may ask for more time in which to pay or for further loans. There may be no bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Illiquid Securities — Americas Income may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. Worldwide DollarVest may invest up to 100% of its assets in illiquid securities. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Junk Bonds — Each Fund may invest in junk bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for each Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Swap Agreements. Each Fund may enter into interest rate swap agreements, which are over the counter (“OTC”) contracts in which each party agrees to make a periodic payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

The primary difference in risk between the Funds stems from Americas Income’s ability to invest in non-U.S. dollar denominated securities. The risk factors to which an investment in Americas Income is subject are set forth in the Americas Income Prospectus under the caption “Details about the Fund—Investment Risks.” The risks associated with investing in Americas Income that are not associated with investing in Worldwide DollarVest in the same manner or to the same degree are summarized below.

Foreign Economy Risk. Under its amended policies, Americas Income will be permitted to invest up to 40% of its assets in issuers domiciled in any one country, which makes Americas Income potentially more vulnerable than Worldwide DollarVest to economic developments in a particular country. The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair Americas Income’s ability to purchase or sell foreign securities or transfer Americas Income’s assets or income back into the United States, or otherwise adversely affect Americas Income’s operations. Worldwide DollarVest does not normally invest more than 25% of its total assets in the sovereign debt securities of any single foreign country.

Other foreign market risks include foreign exchange controls, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk. Worldwide DollarVest invests solely in U.S. dollar-denominated securities. Although Americas Income will maintain at least 65% of its assets in U.S. dollar-denominated securities, it may invest in securities that are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency

10

exchange rates may affect the value of Americas Income’s portfolio. Generally when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.


 Mortgage and Asset Backed Securities. Americas Income may invest in mortgage and asset backed securities. Mortgage and asset backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans or other types of receivables. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage and asset backed securities will be paid off more quickly than originally anticipated and Americas Income may have to invest the proceeds in securities with lower yields. This risk is known as prepayment risk. When interest rates rise, certain types of mortgage and asset backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk. Because of prepayment and extension risk, mortgage and asset backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage and asset backed securities. Worldwide DollarVest generally does not invest in mortgage or asset backed securities.

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COMPARISON OF THE FUNDS

Financial Highlights

 Americas Income. The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Americas Income Class A share. The total returns in the table represent the rate an investor would have earned or lost on an investment in Americas Income Class A shares (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which accompanies this Combined Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A
	For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:	1999	1998	1997	1996†	1995
Per Share Operating Performance:
Net asset value, beginning of year	$ 5.54	$ 9.60	$ 11.36	$ 9.70	$ 8.51

Investment income — net	.51	.76	.72	.97	.94
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.72	(4.06)	(.54)	2.14	1.19

Total from investment operations	1.23	(3.30)	.18	3.11	2.13

Less dividends and distributions:
Investment income — net	(.51)	(.71)	(.72)	(1.00)	(.94)
In excess of investment income — net	—	—	—	(.13)	—
Return of capital — net	—	(.05)	—	—	—
Realized gain on investments — net	—	—	(.93)	(.32)	—
In excess of realized gain on investments — net	—	—	(.29)	—	—

Total dividends and distributions	(.51)	(.76)	(1.94)	(1.45)	(.94)

Net asset value, end of year	$ 6.26	$ 5.54	$ 9.60	$ 11.36	$ 9.70

Total Investment Return:*
Based on net asset value per share	23.12%	(36.18)%	1.74%	33.64%	27.27%

Ratios to Average Net Assets:
Expenses, excluding interest expense	1.85%	1.70%	1.38%	1.05%	1.20%

Expenses	1.85%	2.66%	1.48%	1.32%	1.36%

Investment income — net	8.72%	9.59%	6.31%	8.97%	11.25%

Supplemental Data:
Net assets, end of year (in thousands)	$ 1,734	$ 1,988	$ 4,842	$28,136	$ 1,165

Portfolio turnover	164.23%	618.06%	942.74%	420.35%	127.17%

Leverage:
Amount of reverse repurchase agreements outstanding, end of year (in thousands)	—	—	—	$ 22,350	$ 10,265

Average amount of reverse repurchase agreements outstanding during the year (in thousands)	—	$ 14,306	$ 3,185	$ 8,277	$ 2,640

Average amount of reverse repurchase agreements per share during the year	—	$ 1.56	$ .20	$ .48	$ .20

†	Based on average shares outstanding.
*	Total investment returns exclude the effects of sales charges.

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 Worldwide DollarVest. The Financial Highlighs table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Worldwide DollarVest share. The total returns in the table represent the rate an investor would have earned or lost on an investment in Worldwide DollarVest (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

The following per share data and ratios have been derived from information provided in the financial statements:

	For the Year Ended November 30,
Increase (Decrease) in Net Asset Value:	1999†	1998†	1997†	1996	1995
Per Share Operating Performance:
Net asset value, beginning of year	$ 6.44	$ 15.67	$ 18.01	$ 12.22	$ 11.90

Investment income — net	.49	1.20	1.34	1.61	1.33
Realized and unrealized gain (loss) on investments — net	(.20)	(6.93)	(.32)	5.65	.24

Total from investment operations	.29	(5.73)	1.02	7.26	1.57

Less dividends and distributions:
Investment income — net	(.55)	(1.59)	(1.19)	(1.47)	(1.25)

Realized gain on investments — net	—	—	(2.17)	—	—
In excess of realized gain on investments — net	—	(1.91)	—	—	—

Total dividends and distributions	(.55)	(3.50)	(3.36)	(1.47)	(1.25)
Net asset value, end of year	$ 6.18	$ 6.44	$ 15.67	$ 18.01	$ 12.22

Market price per share, end of year	$ 4.875	$ 6.50	$ 13.75	$ 14.75	$ 11.25

Total Investment Return:*
Based on market price per share	(16.75)%	(37.42)%	15.91%	45.94%	14.88%

Based on net asset value per share	6.51%	(45.59)%	8.19%	64.05%	15.35%

Ratios to Average Net Assets:
Expenses, excluding interest expense	1.45%	1.15%	.82%	.80%	.97%

Expenses	2.00%	2.89%	1.47%	2.10%	1.83%

Investment income — net	8.15%	10.63%	7.39%	8.54%	10.48%

Supplemental Data:
Net assets, end of year (in thousands)	$40,114	$41,806	$100,174	$115,133	$78,139

Portfolio turnover	92.46%	626.23%	578.05%	342.06%	183.01%

Leverage:
Amount of borrowings outstanding, end of year (in thousands)	$ 7,770	$11,525	—	$ 53,706	$25,456

Average amount of borrowings outstanding during the year (in thousands)	$ 4,026	$20,540	$ 11,427	$ 26,812	$10,829

Average amount of borrowings per share during the year	$ .62	$ 3.20	$ 1.79	$ 4.19	$ 1.69

†	Based on average shares outstanding.
*	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

Differences Between Open-End and Closed-End Investment Companies

 Worldwide DollarVest is currently registered as a closed-end investment company under the Investment Company Act. Except under certain specified circumstances, closed-end investment companies do not redeem their outstanding shares of stock. In addition, while it is theoretically possible for such companies to engage in a continuous offering of their shares, the existence of market discounts often make such offerings impracticable. Thus, closed-end investment companies generally operate with a relatively fixed capitalization. The stock of a closed-end investment company is normally bought and sold on a national securities exchange. Worldwide DollarVest’s shares are currently traded on the NYSE. However, if the Reorganization is approved and completed Worldwide DollarVest stockholders will receive shares of an unlisted open-end fund and Worldwide DollarVest’s shares will be delisted from the NYSE.

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In contrast, open-end investment companies such as Americas Income, commonly referred to as “mutual funds,” issue redeemable securities. As holders of the redeemable securities issued by Americas Income in the Reorganization, Worldwide DollarVest stockholders will have the right to surrender those securities to Americas Income and receive an amount approximately equal to the net asset value of the shares. Open-end investment companies (including Americas Income) also typically continuously issue new shares of stock to investors based on the net asset value of such shares next computed after receipt of a valid purchase order.

Some of the other legal and practical differences between Worldwide DollarVest’s present operation as a closed-end investment company and Americas Income’s operation as an open-end investment company are as follows:

 (a) Acquisition and Disposition of Shares. Worldwide DollarVest stockholders typically pay brokerage commissions in connection with the purchase and sale of Worldwide DollarVest shares on the NYSE. After the Reorganization, investors wishing to acquire additional shares of Americas Income common stock will be able to purchase such shares either through securities dealers or agents who have entered into selected dealer agreements with Merrill Lynch Funds Distributor (“MLFD”), a division of FAM Distributors, Inc., which is Americas Income’s principal underwriter (the “Distributor”), or directly from Americas Income’s Transfer Agent. Such shares would be purchased at their net asset value plus any applicable initial sales charge. Stockholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by Americas Income at the then current net asset value of the shares or at such net asset value less any applicable contingent deferred sales charge (“CDSC”) as may be fixed by the Board of Directors. Americas Income’s net asset value per share is calculated as described in the Americas Income Prospectus under “How Shares Are Priced.” In the Reorganization, Worldwide DollarVest stockholders will receive Class A shares of Americas Income without paying the customary initial sales charge. Additional purchases of Class A shares would be subject to the sales charge unless the investor qualifies for a waiver. Class A shares are not subject to any ongoing distribution or account maintenance fees or any CDSC upon redemption.

(b) Stockholder Meetings. Worldwide DollarVest stockholders will have fewer voting opportunities following the Reorganization, since Americas Income ordinarily will not hold annual stockholder meetings. As discussed above, Worldwide DollarVest shares are presently listed on the NYSE in order to provide a liquid trading market. Exchange rules generally require annual meetings of the stockholders of listed companies for the election of directors.

Maryland corporate law provides that if the Articles of Incorporation (the “Charter”) or by-laws of either an open-end or closed-end investment company registered under the Investment Company Act so provide, the investment company is not required to hold an annual stockholders meeting in any year in which the election of directors is not required to be acted upon under the Investment Company Act. Worldwide DollarVest’s Charter and by-laws do not presently so provide. The Charter and by-laws of Americas Income, however, provide that Americas Income is not required to hold an annual stockholders meeting in any year in which the election of directors is not required to be acted upon under the Investment Company Act. Thus, Americas Income does not ordinarily hold annual meetings.

 Worldwide DollarVest stockholders will continue to have one vote on each matter submitted to a vote of stockholders after the Reorganization. Under Maryland corporate law and the Americas Income Charter, the Board of Directors has the authority to increase the number of shares of any class Americas Income is authorized to issue and may reclassify issued shares into additional classes (provided such reclassification of issued shares does not substantially adversely affect the rights of holders of such issued shares) and, accordingly, these matters need not be submitted to a vote of the stockholders. As opposed to the single class structure of Worldwide DollarVest, Americas Income shares are distributed through the Merrill Lynch Select PricingSM System, a multi-class distribution system involving the issuance of four classes of shares that have different sales charges and expenses specifically related to the distribution of shares of each class. The four classes have the same rights except that each class (with certain limited exceptions) votes separately as a class with respect to any distribution plan applicable to such class. As discussed above, Worldwide DollarVest stockholders will receive Class A shares of Americas Income in the Reorganization.

(c) Determination of Net Asset Value. The net asset value of Worldwide DollarVest presently is determined as of the close of business on the NYSE (generally 4:00 p.m., Eastern time), on the last business day in each week. Commission regulations under the Investment Company Act generally require open-end investment companies, such as Americas Income, to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by stockholders or purchased by investors.

14

Net asset values of most such companies, including Americas Income, are published daily by leading financial publications as opposed to those of closed-end investment companies such as Worldwide DollarVest, which are published weekly.

 (d) Expenses; Potential Net Redemptions. Following the Reorganization, Worldwide DollarVest stockholders will be invested in a fund for which certain individual expenses may be higher. For example, transfer agency costs are likely to be higher for Americas Income as a result of the processing of ongoing purchase and redemption requests. On a per share basis, however, it is anticipated that Worldwide DollarVest stockholders will benefit from a lower total expense ratio due to the larger size of the Combined Fund following the Reorganization and the economies of scale that will result from the Reorganization.

(e) Elimination of Discount or Premium. Shares of closed-end funds trade in the secondary market, and typically, trade at either a premium or a discount to net asset value. The following table for each of the periods indicated shows the high and low sale prices of Worldwide DollarVest shares on the New York Stock Exchange Composite Tape, the corresponding net asset value per share and the premium or discount to net asset value per share at which Worldwide DollarVest’s shares were trading.

Quarter Ended	Market Price		Net Asset Value		Premium (Discount) to Net Asset Value
	High	Low	High	Low	High	Low
05/31/97	$15.25	$13.50	$16.32	$15.42	(8.46)%	(16.67)%
08/31/97	14.00	13.625	16.25	16.06	(13.15)	(15.63)
11/30/97	14.375	12.8125	16.55	15.05	(0.44)	(16.80)
02/28/98	14.375	12.125	16.18	13.01	(2.96)	(11.64)
05/31/98	13.75	12.875	14.38	12.87	1.10	(8.78)
08/31/98	13.00	6.75	13.18	5.78	26.04	(2.79)
11/30/98	8.6875	6.3125	6.50	5.43	45.80	0.62
02/28/99	6.50	4.875	6.38	5.61	(1.15)	(17.00)
05/31/99	5.75	5.00	6.51	5.87	(9.54)	(17.14)
08/31/99	5.4375	4.875	6.17	5.68	(9.67)	(14.68)
11/30/99	5.125	4.8125	6.27	5.83	(14.97)	(21.12)
02/29/00	5.25	4.8125	6.47	6.17	(18.22)	(25.038)
05/31/00	5.875	5.1875	6.60	5.93	(1.59)	(19.60)
As the table indicates, Worldwide DollarVest shares have generally traded at a discount to net asset value, which means that stockholders wishing to sell their shares generally were not able to realize the full net asset value for those shares. Following the Reorganization, Worldwide DollarVest stockholders will be invested in an open-end fund and will at all times be able to redeem their shares at full net asset value. While such stockholders will forego the potential to receive a premium for their shares, they are assured that they will never realize less than net asset value on the date of redemption.

 (f) Portfolio Management. Following the Reorganization, Worldwide DollarVest stockholders will be invested in an open-end investment company that permits stockholder redemptions, which may at times cause it to sell portfolio securities at disadvantageous times or to maintain adequate reserves of cash or cash equivalents in order to meet such redemptions. The sale of portfolio securities could also increase transaction costs, taxable distributions and portfolio turnover. As a closed-end investment company, Worldwide DollarVest may be able to be more fully invested than Americas Income since it does not need to maintain cash reserves. The additional reserves of cash that Americas Income may need to maintain to meet anticipated net redemptions, could reduce that Fund’s investment flexibility and the scope of its investment opportunities as compared to Worldwide DollarVest. On the other hand, the positive cash flow resulting from ongoing sales might potentially place Americas Income in a better position to take advantage of investment opportunities than Worldwide DollarVest.

(g) Investment Restrictions. The Investment Company Act imposes more strenuous restrictions regarding illiquid securities, senior securities and borrowing on open-end investment companies than are imposed on closed-end investment companies. See “Comparison of the Funds—Investment Restrictions” for more information.

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 (h) Stockholder Services. After the Reorganization, Worldwide DollarVest stockholders will have access to various services that are often available to stockholders in an open-end investment company. These will include participation in an exchange privilege, which allows stockholders of Americas Income to exchange their shares for shares of certain other mutual funds advised by FAM or MLIM, and the facility for stockholders to effect various transactions by telephone. See “Comparison of the Funds—Additional Information—Stockholder Services.”

(i) Minimum Investment. To reduce the administrative burdens incurred in monitoring numerous small accounts, Americas Income imposes a minimum initial investment requirement of $1,000 and a minimum subsequent investment requirement of $50. Americas Income may waive or reduce the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors. Any such minimum investment requirement will not apply to existing Worldwide DollarVest stockholders at the time of Reorganization, except with respect to minimums for subsequent investments.

Alternatives to the Reorganization

In reaching its decision to propose the Reorganization to Worldwide DollarVest stockholders, the Board of Directors of Worldwide DollarVest considered various alternatives including converting Worldwide DollarVest to an open-end fund, having Worldwide DollarVest engage in a share repurchase program, having it conduct a tender offer for its shares or having it liquidate. The Board concluded that the Reorganization presented the best option. If Worldwide DollarVest is acquired by Americas Income, an open-end fund, Worldwide DollarVest stockholders will become invested in an open-end fund and receive all of the benefits of such an investment (discussed above) at the same time as they will become invested in a fund with a larger asset base. The Worldwide DollarVest Board of Directors anticipates that as part of a larger fund, Worldwide DollarVest stockholders would benefit from certain economies of scale and would experience lower total operating expenses per share.

Information About Americas Income

The Prospectus and Annual Report of Americas Income have been delivered with this Proxy Statement and Prospectus and are incorporated herein by reference. The Reorganization is contingent on the approval by Americas Income stockholders of an amendment to Americas Income’s investment objective and policies. As proposed to be amended, Americas Income’s investment objective is to provide high current income with a secondary objective of capital appreciation.

 Under normal market conditions, Americas Income (as proposed to be amended) will invest at least 65% of its total assets in debt obligations of issuers in emerging market countries. An emerging market country is any country that is included in the Morgan Stanley Capital International Emerging Markets Free Index. Debt obligations include fixed or floating rate bonds, notes, debentures, commercial paper, corporate loans, Brady Bonds, mortgage backed and asset backed securities and other debt securities issued or guaranteed by governments, agencies, or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements. Debt obligations also include convertible securities, which have characteristics of both debt and equity investments. Americas Income may make use of a wide variety of exchange-traded and over-the-counter derivative instruments, including interest rate swap agreements. Americas Income may seek to provide some protection against default by some issuers through the use of certain derivative instruments. Americas Income may also invest in the lowest rated bonds.

There will be no maturity restrictions on the securities in which Americas Income may invest. Its weighted average maturity normally will range between five and 10 years, but may vary substantially because of market conditions. Under normal circumstances, 65% of Americas Income’s total assets are expected to be denominated in U.S. dollars, and Americas Income will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Under its amended policies, Americas Income will be permitted to invest up to 40% of its assets in issuers domiciled in any one country, and will no longer concentrate in the financial services industry.

 More information about Americas Income’s investment objective and policies can be found under the heading “Details About The Fund—How the Fund Invests” in the Americas Income Prospectus. For information regarding Management’s Discussion of Fund Performance of Americas Income, please see the Annual Report that accompanies this Proxy Statement and Prospectus.

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Information About Worldwide DollarVest

 Worldwide DollarVest invests exclusively in U.S. dollar-denominated securities. Worldwide DollarVest invests at least 65% of its total assets in debt securities or obligations of government and government-related issuers located in foreign countries and high yield, high risk corporate debt securities of non-U.S. issuers. Based on market conditions, the Fund’s primary emphasis is on non-U.S. obligations of issuers located in emerging market countries. Under normal circumstances, substantially all of Worldwide DollarVest’s assets will be invested in debt securities rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality. Worldwide DollarVest may invest up to 35% of its total assets in high yield, high risk corporate debt securities of U.S. issuers. Depending on market conditions, Worldwide DollarVest will invest at least 50% of its total assets in Brady Bonds and will not invest more than 25% its total assets in the sovereign debt securities of any single foreign country.

Like Americas Income, Worldwide DollarVest has no restrictions on portfolio maturity, and the average maturity of its portfolio securities varies based on FAM’s assessment of economic and market conditions. Worldwide DollarVest may engage in various portfolio strategies to enhance income and to hedge its portfolio against investment and interest rate risks, including the use of leverage and the use of interest rate transactions and options and futures.

Investment Restrictions

The Investment Company Act, and Commission staff interpretations of the Investment Company Act, together impose certain requirements on open-end investment companies. Americas Income is subject to the requirement that no more than 15% of its net assets be invested in illiquid securities that are not readily marketable. That limitation pertains to, among other things, restricted securities under the Securities Act, although securities purchased and sold pursuant to Rule 144A under the Securities Act will not be subject to the limitation if the Directors determine the market for such securities to be liquid. Currently, as a closed-end fund, Worldwide DollarVest may invest 100% of its total assets in “illiquid securities.” As of February 29, 2000, Worldwide DollarVest has no assets invested in illiquid securities. Following the Reorganization, Worldwide DollarVest stockholders will be invested in a Fund that is subject to the 15% restriction.

The Investment Company Act prohibits open-end investment companies, such as Americas Income, from issuing “senior securities” representing indebtedness (i.e., bonds, debentures, notes and other similar securities), except that such companies may borrow from banks where there is asset coverage of at least 300% for all borrowings. Closed-end investment companies such as Worldwide DollarVest, in contrast, are permitted to issue senior securities representing indebtedness provided they maintain asset coverage of 300%. In addition, closed-end investment companies may issue “senior securities” representing stock, such as preferred stock, where there is an asset coverage of at least 200% and certain other requirements are met. The prohibition against issuing senior securities makes open-end investment companies less flexible than closed-end investment companies in “leveraging” their investments. Currently, Worldwide DollarVest has not issued any senior securities, but has leveraged its portfolio using reverse repurchase agreements.

Americas Income’s current investment restrictions on borrowing are more limited than those of comparable closed-end investment companies. For example, currently Americas Income is permitted to borrow from banks in amounts up to 33 1/3% of its total assets, and to borrow up to an additional 5% of its total assets for emergency purposes. In addition, Americas Income may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits Americas Income from purchasing securities on margin. Closed-end investment companies may borrow from any type of lender, and are not limited to bank borrowings. In addition, closed-end investment companies may purchase securities on margin. Following the Reorganization, therefore, Worldwide DollarVest stockholders will be invested in a fund that has less flexibility in terms of leverage and borrowing, but that is accordingly subject to less risk with regard to its borrowing activities.

Each Fund may invest in other investment companies to the extent such purchases are permitted under the Investment Company Act. Americas Income is subject to a non-fundamental restriction, however, that as a matter of policy it will not purchase shares of any registered investment company or registered unit investment trust, in reliance on Section 12(d)(1) (F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as Americas Income.

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More information about Americas Income’s investment restrictions can be found under the heading “Investment Objective and Policies—Investment Restrictions” in the Americas Income Statement of Additional Information dated March 30, 2000 (“Americas Income Statement”).

Management

 Directors. Each of the members of the Board of Directors of Americas Income also serves as a Director of Worldwide DollarVest. Of the five current Directors of Americas Income, three are not “interested persons” as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operation of their Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. See “Item 2—Election of Directors.”

Information about the Directors of Americas Income, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

 TERRY K. GLENN (59) — President and Director(1)(2) — Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) since 1983; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988.

CHARLES C. REILLY (69) — Director(2)(3) — 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

RICHARD R. WEST (62) — Director(2)(3) — Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers); Vornado Realty Trust, Inc. (real estate holding company); Vornado Operating Company, Inc.; and Alexander’s, Inc. (real estate company).

 ARTHUR ZEIKEL (68) — Director(1)(2) — 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of MLIM and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.

EDWARD D. ZINBARG (65) — Director(2)(3) — 5 Hardwell Road, Short Hills, New Jersey 07078. Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.
(2)	Such Director or officer is a director, trustee or officer of certain other investment companies for which MLIM or FAM acts as the investment adviser or manager.
(3)	Member of the Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

 Advisory Arrangements. MLIM serves as the Investment Adviser for Americas Income and FAM serves as the Investment Adviser for Worldwide DollarVest pursuant to separate investment advisory agreements (each, an “Investment Advisory Agreement”) that, except for certain minor differences, are substantially similar. MLIM and FAM are referred to herein individually as an “Adviser” and collectively as the “Advisers,” as the context requires.

Americas Income pays MLIM an investment advisory fee at the annual rate of .60% of its average daily net assets plus the principal amount of borrowing incurred by Americas Income for leveraging purposes. Worldwide DollarVest pays FAM an investment advisory fee at the annual rate of .60% of the average weekly net assets of that Fund plus the proceeds of any outstanding borrowings used for leverage. After the Reorganization, the Combined Fund will pay an investment advisory fee at the rate of .60% plus the principal amount of borrowings incurred by Americas Income for leveraging purposes. See “Summary—Pro Forma Fee Tables.”

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Each Adviser has retained MLAM U.K. as sub-adviser to each of Worldwide DollarVest and Americas Income. Pursuant to a separate sub-advisory agreement between an Adviser and MLAM U.K. with respect to each Fund, the Adviser pays MLAM U.K. a fee for providing investment advisory services to the Adviser with respect to that Fund, in an amount to be determined from time to time by the Adviser and MLAM U.K. but in no event in excess of the amount the Adviser actually receives for providing services to that Fund pursuant to its Investment Advisory Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Purchase of Shares

 Class A shares of Americas Income are offered continuously for sale to the public, and investors typically purchase shares through a Merrill Lynch financial consultant or through the Transfer Agent. Class A Shares are subject to a front end sales charge that may be waived or reduced under certain circumstances. Worldwide DollarVest shares of common stock are typically purchased through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer or through a privately negotiated transaction with an existing stockholder. For a complete discussion of the four classes of shares of Americas Income and the purchase and distribution procedures related thereto see “Your Account, Merrill Lynch Select PricingSM System,” “Participation in Merrill Lynch Fee Based Programs” and “How to Buy, Sell, Transfer and Exchange Shares” in the Americas Income Prospectus.

Redemption of Shares

 Shares of Americas Income may be redeemed on any day the NYSE is open for trading at the net asset value per share next determined after the initial receipt by that Fund of a proper notice of redemption. Shares of Worldwide DollarVest are not redeemable and may only be sold through a registered broker-dealer thereby incurring a brokerage commission set by the broker-dealer, or sold through privately negotiated transactions with existing stockholders. See “Your Account, Merrill Lynch Select PricingSM System,” “Participation in Merrill Lynch Fee Based Programs” and “How to Buy, Sell, Transfer and Exchange Shares” in the Americas Income Prospectus.

Performance

 The following tables provide performance information for Class A shares of Americas Income, including and excluding maximum applicable sales charges, and for shares of Worldwide DollarVest for the periods indicated. Past performance is not indicative of future performance.

Americas Income Average Annual Total Return

Class A Shares
Period	Without Sales Charge(%)	With Sales Charge*(%)
One Year Ended 12/31/99	+23.12%	+18.20%
Five Years Ended 12/31/99	+6.34%	+5.47%
Inception** to 12/31/99	+5.17%	+4.34%

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A shares is 4.00%.
**	October 21, 1994.

Worldwide DollarVest Average Annual Total Return

Period	Without Sales Charge(%)
11/30/99	+6.51%
Five Years Ended 11/30/99	+3.48%
Inception* to 11/30/99	+1.19%

*	February 4, 1994.

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Stockholder Rights

Worldwide DollarVest stockholders will have fewer voting opportunities following the Reorganization, since Americas Income will not ordinarily hold stockholders meetings. Worldwide DollarVest shares are presently listed on the NYSE. NYSE rules generally require a listed company to hold annual stockholders meetings for the election of directors. Following the Reorganization, Worldwide DollarVest stockholders will be invested in a fund for which voting for the election of directors is determined solely by reference to the Investment Company Act and Maryland corporate law.

Stockholders of Americas Income are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Americas Income does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Class A shares of Americas Income to be issued to Worldwide DollarVest stockholders in the Reorganization will be fully paid and non-assessable and will have no preemptive rights. Each share of Americas Income common stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses not borne by Class A shares.

Dividends

 Americas Income pays dividends from net investment income, if any, monthly, and distributes all net realized capital gains, if any, to stockholders at least annually. Worldwide DollarVest pays dividends monthly and distributes all or a portion of its net investment income monthly. Net capital gains, if any, are distributed to Worldwide DollarVest stockholders at least annually. See “Your Account—Dividends and Taxes” in the Americas Income Prospectus.

Automatic Dividend Reinvestment Plan

Each Fund offers its stockholders an Automatic Dividend Reinvestment Plan (each, a “Plan” and together, the “Plans”). Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Americas Income Plan, see “Shareholder Services, Automatic Dividend Reinvestment Plan” in the Americas Income Statement.

After the Reorganization, a Worldwide DollarVest stockholder who has elected to receive dividends in cash will continue to receive dividends in cash; all other Worldwide DollarVest stockholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of both Funds, after the Reorganization the stockholder’s election with respect to the dividends of Americas Income will control unless the stockholder specifically elects a different option at that time.

Tax Information

The tax consequences associated with investment in shares of Worldwide DollarVest are substantially identical to the tax consequences associated with investment in shares of Americas Income. See “Your Account—Dividends and Taxes” in the Americas Income Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for both Worldwide DollarVest and Americas Income. For a discussion of these procedures, see “Portfolio Transactions and Brokerage” in the Americas Income Statement.

Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

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Portfolio Turnover

Generally, Americas Income does not purchase securities for short term trading profits. However, Americas Income may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLIM. Americas Income has no limit on its rate of portfolio turnover. The portfolio turnover rates for Americas Income for its fiscal years ended December 31, 1998 and 1999 were 618.06% and 164.23%, respectively. Worldwide DollarVest may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. For its fiscal years ended November 30, 1998 and 1999, the portfolio turnover rates of Worldwide DollarVest were 626.23% and 92.46%, respectively. The decreased portfolio turnover rate for the 1999 fiscal years of each Fund resulted from a decrease in market volatility. A high portfolio turnover involves certain tax consequences such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount; and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. As a result, a higher portfolio turnover rate may adversely affect a Fund’s performance. Following the Reorganization, Worldwide DollarVest stockholders will be invested in a Fund with a generally higher portfolio turnover.

Additional Information

Net Asset Value. Americas Income determines the net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Worldwide DollarVest calculates net asset value in the same manner, but on a weekly, rather than a daily basis.

Stockholder Services. Americas Income offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Americas Income have an exchange privilege with certain other funds that use Select Pricing. Americas Income stockholders benefit from other services not offered to Worldwide DollarVest stockholders including an Automatic Investment Plan and a Systematic Withdrawal Plan. For a description of these services, see “Shareholder Services” in the Americas Income Prospectus.

Custodian. Brown Brothers Harriman & Co. acts as custodian of the cash and securities of Americas Income and The Bank of New York acts as custodian of the cash and securities of Worldwide DollarVest. The principal business address of Brown Brothers Harriman & Co. is 40 Water Street, Boston, Massachusetts 02109. The principal business address of The Bank of New York is 90 Washington Street, 12th Floor, New York, New York 10286. It is presently anticipated that Brown Brothers Harriman & Co. will serve as the custodian of the Combined Fund.

 Transfer Agent, Dividend Disbursing Agent and Stockholder Servicing Agent. Financial Data Services, Inc. (“FDS”), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of MLIM and FAM, serves as the transfer agent, dividend disbursing agent and stockholder servicing agent with respect to Americas Income (the “Transfer Agent”). For the fiscal year ended December 31, 1999, Americas Income paid FDS fees totaling $63,927. The transfer agent, dividend disbursing agent and registrar for the shares of Worldwide DollarVest is The Bank of New York, 101 Barclay Street, New York, New York 10286. FDS will serve as the transfer agent, dividend disbursing agent and stockholder servicing agent for the Combined Fund.

Capital Stock. Worldwide DollarVest has an authorized capital of 200,000,000 shares of capital stock, par value $.10 per share, all of which are classified as common stock. Americas Income has an authorized capital of 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. The rights, preferences and expenses attributable to the shares of Worldwide DollarVest differ in certain respects, as described herein, from those of the Class A shares of Americas Income.

 Stockholder Inquiries. Stockholder inquiries with respect to Worldwide DollarVest and Americas Income may be addressed to either Fund by telephone at (609) 282-2800 or in writing at the address set forth on the cover page of this Proxy Statement and Prospectus.

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THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), Americas Income will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Worldwide DollarVest, in exchange solely for an equal aggregate value of Class A shares to be issued by Americas Income. Upon receipt by Worldwide DollarVest of such shares, Worldwide DollarVest will distribute the shares to the holders of shares of Worldwide DollarVest, as described below.

Generally, the assets transferred by Worldwide DollarVest to Americas Income will equal all investments of Worldwide DollarVest held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan) and all other assets of Worldwide DollarVest as of such time.

Worldwide DollarVest will distribute the Class A shares of Americas Income received by it pro rata to its stockholders in exchange for such stockholders’ proportional interests in Worldwide DollarVest. The shares of Americas Income received by Worldwide DollarVest stockholders will have the same aggregate net asset value as each such stockholder’s interest in Worldwide DollarVest as of the Valuation Time (previously defined as the “Corresponding Shares”). (See “Terms of the Agreement and Plan, Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Americas Income in the names of all stockholders of Worldwide DollarVest and transferring to each stockholder’s account the Corresponding Shares of Americas Income representing such stockholder’s interest previously credited to the account of Worldwide DollarVest.

Since the Corresponding Shares of Americas Income will be issued at net asset value and the shares of Worldwide DollarVest will be valued at net asset value for the purposes of the exchange by the stockholders of Worldwide DollarVest of such shares for the Corresponding Shares, the holders of shares of Worldwide DollarVest will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of Worldwide DollarVest or Americas Income would hold a reduced percentage of ownership in the Combined Fund than he or she did in Worldwide DollarVest or Americas Income prior to the Reorganization.

Procedure

On April 26, 2000, the Board of Directors of Worldwide DollarVest, including all of the Directors who are not “interested persons,” as defined by the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Worldwide DollarVest stockholders for approval. The Board of Directors of Americas Income, including all of the Directors who are not interested persons, also approved the Agreement and Plan on April 26, 2000.

As a result of such Board approvals, the Funds have jointly filed this Proxy Statement and Prospectus with the SEC soliciting a vote of the stockholders of Worldwide DollarVest to approve the Reorganization. The costs of such solicitation are to be paid by Americas Income after the Reorganization so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each Fund. The Annual Meeting of the stockholders of Worldwide DollarVest will be held on August 23, 2000. If the stockholders of Americas Income approve the proposed changes to that Fund’s investment objective and policies, the stockholders of Worldwide DollarVest approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the third calendar quarter of 2000.

The Board of Directors of Worldwide DollarVest recommends that Worldwide DollarVest stockholders vote FOR approval of the Agreement and Plan.

Terms of the Agreement and Plan of Reorganization

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

Valuation of Assets and Liabilities. The respective assets of Worldwide DollarVest and Americas Income will be valued as of the Valuation Time. The valuation procedures are the same for both Funds: net asset value per share of the common stock of each Fund will be determined as of the close of business on the NYSE

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(generally, 4:00 p.m., Eastern time) on the Valuation Date (as defined in the Agreement and Plan) based on prices at the time of closing. For the purpose of determining the net asset value of a share of common stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM or MLIM, will accrue on the Valuation Date.

Distribution of Americas Income Shares. On the next full business day following the Valuation Time (the “Exchange Date”), Americas Income will issue to Worldwide DollarVest a number of Class A shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Worldwide DollarVest as of the Valuation Time. Each holder of Worldwide DollarVest shares will receive, in exchange for his or her proportionate interest in Worldwide DollarVest, Corresponding Shares of Americas Income having the same aggregate net asset value as the Worldwide DollarVest shares held by such stockholder as of the Valuation Time.

Expenses. Americas Income shall pay, subsequent to the Exchange Date, all expenses incurred in connection with the Reorganization including but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, a registration statement on Form N-14 and a private letter ruling request submitted to the IRS, Commission and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, accounting fees associated with each Fund’s financial statements, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. In this regard, expenses of the Reorganization will be deducted from the assets of the Combined Fund so as to be borne equally and exclusively on a per share basis by the stockholders of each of the Funds. Neither Fund shall pay any expenses of its stockholders arising out of or in connection with the Reorganization.

Required Approvals. Under Worldwide DollarVest’s Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan requires the affirmative vote of Worldwide DollarVest stockholders representing a majority of the total number of votes issued and outstanding and entitled to be cast thereon.

Deregistration and Dissolution. Following the transfer of the assets and liabilities of Worldwide DollarVest to Americas Income and the distribution of Corresponding Shares of Americas Income to Worldwide DollarVest stockholders, Worldwide DollarVest will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Worldwide DollarVest and Americas Income pursuant to the Agreement and Plan are subject to various conditions, including the approval by Americas Income stockholders of certain amendments to the Americas Income investment objective and policies, a registration statement on Form N-14 filed by Americas Income being declared effective by the Commission, approval of the Reorganization by Worldwide DollarVest stockholders, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Worldwide DollarVest and Americas Income being confirmed by the respective parties.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned, at any time prior to the Exchange Date, whether before or after adoption thereof by the Worldwide DollarVest stockholders or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Worldwide DollarVest and Americas Income; (ii) by the Board of Directors of Worldwide DollarVest if any condition to Worldwide DollarVest’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Americas Income if any condition to Americas Income’s obligations has not been fulfilled or waived by such Board.

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Potential Benefits to Stockholders as a Result of the Reorganization

 FAM and the Board of Directors of Worldwide DollarVest have determined that stockholders are likely to benefit from the Reorganization. First, following the Reorganization, Worldwide DollarVest stockholders will be invested in an open-end fund that has investment objectives and policies similar, though not identical, to those of Worldwide DollarVest. In addition, Worldwide DollarVest stockholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

Specifically, after the Reorganization the total operating expenses per share of the Combined Fund, as a percent of net assets, are estimated to be less than the current total operating expenses per share for Worldwide DollarVest. See “Summary, Pro Forma Fee Tables.” In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Worldwide DollarVest stockholders. As of February 29, 2000, the total operating expense ratio per share for Americas Income Class A shares was 1.87% (based on Class A net assets of approximately $1.7 million); the total operating expense ratio per share for Worldwide DollarVest was 1.20% (excluding leverage and interest expense fees) and 2.03% (including leverage and interest expense fees) (based on net assets of approximately $41.8 million).

If the Reorganization had taken place on February 29, 2000, the total operating expense ratio per share for the Combined Fund Class A shares on a Pro Forma basis would have been 1.19% (excluding leverage and interest expense fees) and 1.67% (including leverage and interest expense fees) based on Class A net assets of approximately $43.5 million and total fund net assets of approximately $72.8 million). After the Reorganization, on a Pro Forma basis, the total operating expense ratio per Class A share of the Combined Fund would be .01% lower than Worldwide DollarVest’s total annualized operating expense ratio when leverage is excluded and 0.36% lower when leverage is included.

The following table sets forth (i) the net assets of Worldwide DollarVest as of the last three fiscal year ends and as of February 29, 2000 and (ii) the net assets of Americas Income as of the last three fiscal year ends and as of February 29, 2000.

Net Assets for the Dates Indicated

Americas Income			Worldwide DollarVest
	Total Net Assets	Net Assets of Class A Shares		Net Assets
As of February 29, 2000	$30,920,693	$1,666,175	As of February 29, 2000	$ 41,840,793
As of December 31, 1999	$32,094,703	$1,733,951	As of November 30, 1999	$ 40,114,169
As of December 31, 1998	$43,408,227	$1,988,060	As of November 30, 1998	$ 41,806,480
As of December 31, 1997	$99,863,459	$4,842,349	As of November 30, 1997	$ 100,173,640

As of February 29, 2000, the net assets of Worldwide DollarVest are greater than the net assets of Americas Income. FAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Worldwide DollarVest stockholders.

Stockholders of WorldWide DollarVest may also benefit from becoming stockholders in an open-end fund after the Reorganization. For example, shares of Worldwide DollarVest are not redeemable and may only be sold on the NYSE through a registered broker-dealer thereby incurring a brokerage commission set by the broker-dealer, or sold through privately negotiated transactions with existing stockholders at the market price, which may be higher or lower than the net asset value of the shares. Shares in Americas Income, as an open-end Fund, however, may be redeemed on any day on which the NYSE is open for trading at their net asset value.

 Based on the foregoing, the Board of Directors of Worldwide DollarVest concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of each Fund determined that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization and that the Reorganization is in the best interest of each Fund.

24

Tax Consequences of the Reorganization

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(D) of the Code. Worldwide DollarVest and Americas Income have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and Americas Income intends to continue to so qualify after the Reorganization. Worldwide DollarVest and Americas Income have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of Worldwide DollarVest to Americas Income in exchange solely for shares of Americas Income as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(D) of the Code, and Worldwide DollarVest and Americas Income will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Worldwide DollarVest as a result of the asset transfer solely in exchange for Americas Income shares or on the distribution of the Americas Income stock to Worldwide DollarVest stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Americas Income on the receipt of assets of Worldwide DollarVest in exchange for Americas Income shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Worldwide DollarVest on the receipt of Corresponding Shares of Americas Income in exchange for their shares of Worldwide DollarVest; (v) in accordance with Section 362(b) of the Code, the tax basis of the Worldwide DollarVest assets in the hands of Americas Income will be the same as the tax basis of such assets in the hands of Worldwide DollarVest immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Americas Income received by the stockholders of Worldwide DollarVest in the Reorganization will be equal to the tax basis of the shares of Worldwide DollarVest surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Americas Income will be determined by including the period for which such stockholder held the shares of Worldwide DollarVest exchanged therefor, provided that such Worldwide DollarVest shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Americas Income’s holding period with respect to the Worldwide DollarVest assets transferred will include the period for which such assets were held by Worldwide DollarVest; and (ix) the taxable year of Worldwide DollarVest will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Americas Income will succeed to and take into account certain tax attributes of Worldwide DollarVest, such as earnings and profits, capital loss carryovers and method of accounting.

Under Section 381(a) of the Code, Americas Income will succeed to and take into account certain tax attributes of Worldwide DollarVest, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including a tax-free reorganizations pursuant to Section 368(a)(1)(D) of the Code, which could reduce the benefit of these attributes to Americas Income. Americas Income and Worldwide DollarVest both have significant net realized capital losses. After the Reorganization, Worldwide DollarVest stockholders may benefit from the ability of Americas Income to offset these capital losses against its realized capital gains, if any, subject to certain limitations.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Status as a Regulated Investment Company. Both Worldwide DollarVest and Americas Income have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Americas Income intends to continue to operate so as to qualify as a regulated investment company.

Capitalization

The following table sets forth as of December 31, 1999 (i) the capitalization of Worldwide DollarVest, (ii) the capitalization of Americas Income and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

25

Pro Forma Capitalization of Americas Income as a whole, Americas Income Class A Shares, Worldwide DollarVest, Combined Fund as a whole and Combined Fund Class A Shares as of December 31, 1999

	Americas Income as a whole	Americas Income Class A Shares	 Worldwide DollarVest	Combined Fund as a whole (1)	Combined Fund Class A Shares (1)
Total Net Assets:	$32,094,703	$1,733,951	$41,538,951	$73,464,654	$43,173,584
Shares Outstanding:	5,138,939	276,996	6,494,144	11,774,797	6,912,854
Net Asset Value Per Share:	$ 6.25	$ 6.26	$ 6.40	$ 6.24	$ 6.25

(1)	Total Net Assets and Net Asset Value Per Share include the aggregate value of the net assets of Worldwide DollarVest that would have been transferred to Americas Income had the Reorganization been consummated on December 31, 1999. Assumes the accrual of estimated Reorganization expenses of approximately $169,000. No assurance can be given as to how many shares of Americas Income the Worldwide DollarVest stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Americas Income that actually will be received by Worldwide DollarVest stockholders on or after such date.

ITEM 2. ELECTION OF DIRECTORS

At the Meeting, the Board of Directors for Worldwide DollarVest will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If the stockholders of Worldwide DollarVest approve the Reorganization, then the Board of Directors of Worldwide DollarVest elected at the Meeting will serve until the completion of the Reorganization. If the stockholders of Worldwide DollarVest vote against the Reorganization, then the Board of Directors of Worldwide DollarVest elected at the Meeting will continue to serve until the next Annual Meeting of Stockholders. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the nine persons designated as Directors to be elected by the holders of Common Stock.

The Directors of Worldwide DollarVest know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

Certain information concerning the nominees is set forth below.

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships(1)	Director Since
Ronald W. Forbes(1)(3) 1400 Washington Avenue Albany, New York 12222	59	Professor of Finance, School of Business, State University of Albany, New York at Albany, since 1989; Consultant, Urban Institute, Washington, D.C. since 1995.	N/A

Terry K. Glenn(1)* P.O. Box 9011 Princeton, New Jersey 08543-901	59	Executive Vice President of FAM and MLIM (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAMD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 1988.	1999

26

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships(1)	Director Since
Cynthia A. Montgomery(1)(3) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	47

Professor, Harvard Business School since
1989; Associate Professor, J.L. Kellogg
Graduate School of Management,
Northwestern University from 1985 to
1989; Assistant Professor, Graduate
School of Business Administration,
The University of Michigan from 1979 to
1985; Director, UNUM Provident
Corporation since 1990 and Director,
Newell Rubbermaid since 1995.

			N/A

Charles C. Reilly(1)(2) 9 Hampton Harbor Road Hampton Bays, New York 11946	69	Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.	1994

Kevin A. Ryan(1)(3) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02167	67

Founder and current Director of The
Boston University Center for the
Advancement of Ethics and Character;
Professor of Education at Boston
University since 1982; formerly taught
on the faculties of The University of
Chicago, Stanford University and Ohio
State University.

			N/A

Roscoe S. Suddarth(1)(2) 1761 N Street, N.W. Washington, D.C. 20036	65	President, Middle East Institute, since 1995; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990; Deputy Inspector General, U.S. Department of State, from 1991 to 1994.	2000

Richard R. West(1)(2) Box 604 Genoa, Nevada 89411	62	Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company), Vornado Operating Company, Inc. and Alexander’s Inc. (real estate company).	1994

27

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships(1)	Director Since
Arthur Zeikel(1)* 300 Woodland Avenue Westfield, New Jersey 07090	68	Chairman of FAM and MLIM from 1997 to 1999; President of FAM and MLIM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999 and Director thereof from 1993 to 1999; President of Princeton Services from 1993 to 1997; Executive Vice President of ML & Co. from 1990 to 1999. 	1994

Edward D. Zinbarg(1)(2) 5 Hardwell Road Short Hills, New Jersey 07078-2117	65	Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.	1994

(1)	Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLIM or their affiliates act as investment adviser.
(2)	Member of Audit Committee of the Board of Directors.
(3)	Nominees for election as a Director; not currently on the Board. If elected, each nominee will be a non-interested Director and a member of the Audit Committee.
*	Interested person, as defined in the Investment Company Act, of the Fund.

Committee and Board Meetings

The Board of Worldwide DollarVest has a standing Audit Committee, which consists of Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by Worldwide DollarVest’s independent auditors and the evaluation by such auditors of the accounting procedures followed by Worldwide DollarVest. The Audit Committee also reviews and nominates candidates to serve as non-affiliated Directors. The Audit Committee generally will not consider nominees recommended by shareholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

During Worldwide DollarVest’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he or she served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of Worldwide DollarVest and persons who own more than ten percent of a registered class of Worldwide DollarVest’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish Worldwide DollarVest with copies of all Forms 3, 4 and 5 they file.

 Based solely on Worldwide DollarVest’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, Worldwide DollarVest believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of Worldwide DollarVest’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during Worldwide DollarVest’s most recent fiscal year, except that Ira P. Shapiro inadvertently made a late Form 3 filing reporting his appointment as Secretary, which filing indicated that he owned no shares of the Fund, and that a former Director inadvertently made a late Form 3 filing reporting his election as Director, which filing indicated that he owned no shares of the Fund.

28

Interested Persons

Worldwide DollarVest considers Mr. Zeikel and Mr. Glenn to be “interested persons” of Worldwide DollarVest within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of Worldwide DollarVest.

Compensation of Directors

 FAM, the investment adviser of Worldwide DollarVest, pays all compensation to all officers of Worldwide DollarVest and all Directors of Worldwide DollarVest who are affiliated with ML & Co. or its subsidiaries. Worldwide DollarVest pays each Director not affiliated with FAM (each a “non-interested Director”) an annual fee of $2,000, plus $500 for each meeting attended, and also pays each member of its Audit Committee, which consists of all of the non-interested Directors, $500 for each meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $35,132 for the fiscal year ended November 30, 1999.

The following table sets forth for the fiscal year ended November 30, 1999 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 1999, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“Affiliate advised funds”) to the non-interested Directors.

Name of Director/Nominee	Compensation from Fund	Pension or Retirement Benefit accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other FAM/MLIM Advised Funds Paid to Directors/Nominees
Ronald W. Forbes(1)(2)	$ 0	None	$213,900
Cynthia A. Montgomery (1)(2)	$ 0	None	$213,900
Charles C. Reilly(1)	$6,000	None	$400,025
Kevin A. Ryan(1)(2)	$ 0	None	$213,900
Roscoe S. Suddarth(1)	$ 0	None	$ 0
Richard R. West(1)	$6,000	None	$388,775
Edward D. Zinbarg(1)	$6,000	None	$140,875

(1)	The Directors/Nominees serve on the Boards of FAM/MLIM advised funds as follows: Mr. Forbes (36 registered investment companies consisting of 49 portfolios), Ms. Montgomery (36 registered investment companies consisting of 49 portfolios), Mr. Reilly (55 registered investment companies consisting of 69 portfolios), Mr. Ryan (36 registered investment companies consisting of 49 portfolios), Ambassador Suddarth (6 registered investment companies consisting of 4 portfolios), Mr. West (65 registered investment companies consisting of 72 portfolios) and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).
(2)	Messrs. Forbes and Ryan and Ms. Montgomery are nominees for Director but do not currently serve as Directors of Worldwide DollarVest. Mr. Suddarth was appointed to the Board in January 2000 and received no fees from the Fund in 1999.

Officers of the Fund. The Board of Directors has elected five officers of the Fund. The following table sets forth information concerning each of these officers:

Name and Principal Occupation	Office	Age	Officer Since
Terry K. Glenn	President	59	1994	*

Executive Vice President of FAM and MLIM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of FAMD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Joseph T. Monagle, Jr.	Senior Vice	51	1994

Senior Vice President of FAM and MLIM and Department Head of the Global Fixed Income Division since 1990; Vice President of MLIM from 1978 to 1990; Senior Vice President of Princeton Services since 1993.

President

29

Name and Principal Occupation	Office	Age	Officer Since
Vincent T. Lathbury, III	Vice President	59	1998
First Vice President of MLIM since 1997; Vice President of MLIM from 1992 to 1997; Portfolio Manager of MLIM since 1982.

Donald C. Burke	Vice President	40	1994

Senior Vice President and Treasurer of FAM and MLIM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

and Treasurer

Ira P. Shapiro	Secretary	36	1999
First Vice President of MLIM since 1998; Director (Legal Advisory) of MLIM from 1997 to 1998; Vice President of MLIM from 1996 to 1997; Attorney with MLIM and FAM from 1993 to 1997.

*	Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

ITEM 3. SELECTION OF INDEPENDENT AUDITORS

The Board of Directors of Worldwide DollarVest, including a majority of the Directors who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of Worldwide DollarVest for Worldwide DollarVest’s current fiscal year. Deloitte & Touche LLP (“D&T”)acts as independent auditors for Worldwide DollarVest. The current fiscal year for Worldwide DollarVest is the fiscal year ending November 30, 2000.

Worldwide DollarVest does not know or any direct or indirect financial interest of such auditors in Worldwide DollarVest. Such appointment is subject to ratification or rejection by the stockholders of Worldwide DollarVest. If the stockholders of Worldwide DollarVest approve the Reorganization, then the independent auditors selected at the Meeting will serve as the independent auditors of Worldwide DollarVest until the completion of the Reorganization. If the stockholders of Worldwide DollarVest vote against the Reorganization, then the independent auditors selected at the Meeting will continue to serve as independent auditors until the next Annual Meeting of Stockholders. Unless a contrary specification is made, the accompanying proxy of Worldwide DollarVest will be voted in favor of ratifying the selection of D&T as auditors.

 D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including FAM and MLIM, and for most other investment companies for which FAM or MLIM acts as investment adviser (including Americas Income). The Board of Directors of Worldwide DollarVest considered the fact that D&T have been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund.

Representatives of the independent auditors are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time and Place of Meeting

 The Meeting will be held on August 23, 2000, at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 10:00 a.m., Eastern time.

30

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Worldwide DollarVest. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted (i) “FOR” approval of the Agreement and Plan, (ii) “FOR” the election of the nominees to the Board of Directors, and (iii) “FOR” the ratification of the selection of D&T as independent accountants.

It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

 Only holders of record of shares of Worldwide DollarVest at the close of business on June 27, 2000 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 6,494,144 shares of Worldwide DollarVest common stock issued and outstanding and entitled to vote.

Security Ownership of Certain Beneficial Owners and Management of Worldwide DollarVest and Americas Income

To the knowledge of Worldwide DollarVest, no person or entity owned beneficially or of record 5% or more of the shares of Worldwide DollarVest outstanding on the Record Date.

At the Record Date, the Directors and officers of Worldwide DollarVest as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of Worldwide DollarVest and owned less than 1% of the outstanding shares of common stock of ML & Co.

To the knowledge of Americas Income, no person or entity owned beneficially or of record 5% or more of the shares of Americas Income outstanding on the Record Date.

At the Record Date, the Directors and officers of Americas Income as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of Americas Income and owned less than 1% of the outstanding shares of common stock of ML & Co.

At such date, Mr. Zeikel, a Director of each Fund, Mr. Glenn, a Director and officer of each Fund, and the other officers of the Funds owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

 For purposes of this Proxy Statement and Prospectus, each share of Worldwide DollarVest is entitled to one vote.

Assuming a quorum is present and duly constituted at the Meeting; (i) approval of the Agreement and Plan (Item 1) requires the affirmative vote of stockholders representing a majority of the outstanding shares of Worldwide DollarVest voting in person or by proxy; (ii) election of Worldwide DollarVest’s Board of Directors (Item 2) requires the affirmative vote of a plurality of the votes cast by Worldwide DollarVest’s stockholders, voting in person or by proxy; and (iii) ratification of the selection of Worldwide DollarVest’s independent auditors (Item 3) requires the affirmative vote of a majority of the votes cast by Worldwide DollarVest’s stockholders, voting in person or by proxy. For purposes of Item 2, a “plurality of votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

A quorum for purposes of the Meeting consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Worldwide DollarVest’s stockholders is not present or if a quorum is present but sufficient votes to act upon any one or more of the Items presented at the Meeting are not received from the stockholders of Worldwide DollarVest, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Worldwide DollarVest present in person or by proxy and entitled to vote at the session of the Meeting to

31

be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Worldwide DollarVest.

Appraisal Rights

 Under Maryland law, stockholders of a company whose shares are traded publicly on a national securities exchange, such as Worldwide DollarVest, are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Worldwide DollarVest may sell his or her Worldwide DollarVest shares at any time on the NYSE.

ADDITIONAL INFORMATION

 The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Americas Income, after the Reorganization, so as to be borne equally and exclusively on a per share basis by the stockholders of each Fund. If the Reorganization is not approved, these expenses will be allocated pro rata between the Funds according to the net asset value of the common stock of each Fund on the Meeting date. Worldwide DollarVest will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Worldwide DollarVest and will reimburse certain persons that Worldwide DollarVest may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Worldwide DollarVest.

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Worldwide DollarVest. Worldwide DollarVest has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by the Combined Fund of approximately $7,500, plus out-of-pocket expenses.

Broker-dealer firms, including Merrill Lynch, holding shares of Worldwide DollarVest in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Worldwide DollarVest understands that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Board of Directors of Worldwide DollarVest (Item 2) and the ratification of the selection of independent auditors for Worldwide Dollar Vest (Item 3) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan (Item 1). Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 2 and 3 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Items 2 and 3. Abstentions and broker non-votes will have the same effect as a vote against Item 1.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which Worldwide DollarVest and Americas Income, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

Worldwide DollarVest and Americas Income both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Worldwide DollarVest and Americas Income can be inspected and copied at the public reference room of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Call 202-942-8090 for information on the operation of the public reference room. Copies of such materials also can be obtained on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information

32

Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. Reports, proxy statements and other information concerning Worldwide DollarVest can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

LEGAL PROCEEDINGS

There are no material legal proceedings to which Worldwide DollarVest or Americas Income is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for Worldwide DollarVest and Americas Income by Brown & Wood LLP, One World Trade Center, New York, New York 10048.

EXPERTS

 The financial highlights of Worldwide DollarVest and Americas Income included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400. Deloitte & Touche LLP will serve as the independent auditors for the Combined Fund after the Reorganization.

STOCKHOLDER PROPOSALS

 It is currently intended that the 2001 Annual Meeting of the Stockholders of Worldwide DollarVest will be held in May 2001. If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders of Worldwide DollarVest and desires to have the proposal included in Worldwide DollarVest’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of Worldwide DollarVest by December 15, 2000.

By Order of the Board of Directors,

IRA P. SHAPIRO Secretary, Worldwide DollarVest Fund, Inc.

Plainsboro, New Jersey Dated: July 12, 2000

33

EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 12th day of July, 2000, by and between Merrill Lynch Americas Income Fund, Inc., a Maryland corporation (“Americas Income”), and Worldwide DollarVest Fund, Inc., a Maryland corporation (“Worldwide DollarVest” and, together with Americas Income, the “Funds”).

PLAN OF REORGANIZATION

The reorganization will comprise the acquisition by Americas Income of substantially all of the assets, and the assumption of substantially all of the liabilities, of Worldwide DollarVest in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.10 per share, of Americas Income and the subsequent distribution of Corresponding Shares (defined below) of Americas Income to the stockholders of Worldwide DollarVest in exchange for their shares of common stock, par value $.10 per share, of Worldwide DollarVest, in liquidation of Worldwide DollarVest, all upon and subject to the terms hereinafter set forth (the “Reorganization”).

In the course of the Reorganization, shares of Americas Income will be distributed to Worldwide DollarVest stockholders as follows: each holder of Worldwide DollarVest shares will be entitled to receive newly issued shares of Class A stock of Americas Income in an amount equal in aggregate net asset value (the “Corresponding Shares”) to the shares they held in Worldwide DollarVest immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Americas Income to be received by each stockholder of Worldwide DollarVest will equal the aggregate net asset value of the Worldwide DollarVest shares owned by such stockholder on the Exchange Date (defined below). In consideration therefor, on the Exchange Date, Americas Income shall acquire substantially all of Worldwide DollarVest’s assets and assume substantially all of Worldwide DollarVest’s obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, Worldwide DollarVest shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Americas Income and Worldwide DollarVest hereby agree as follows:

1. Representations and Warranties of Americas Income.

Americas Income represents and warrants to, and agrees with, Worldwide DollarVest that:

(a) Americas Income is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Americas Income has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Americas Income is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-7794), and such registration has not been revoked or rescinded and is in full force and effect. Americas Income has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

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 (c) An unaudited statement of assets and liabilities of Americas Income and an unaudited schedule of investments of Americas Income, each as of the Valuation Time (defined below), will be furnished to Worldwide DollarVest at or prior to the Exchange Date for the purpose of determining the number of shares of Americas Income to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Americas Income as of the Valuation Time in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis.

(d) Worldwide DollarVest has been furnished with Americas Income’s Annual Report to Stockholders for the year ended December 31, 1999 and the financial statements appearing therein fairly present the financial position of Americas Income as of the dates indicated in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis.

(e) Worldwide DollarVest has been furnished with the prospectus and statement of additional information of Americas Income, each dated March 30, 2000 and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Americas Income has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Americas Income, threatened against it which assert liability on the part of Americas Income or which materially affect its financial condition or its ability to consummate the Reorganization. Americas Income is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provision of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Americas Income is not a party to or obligated under any provision of its Articles of Incorporation, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(i) There are no material contracts outstanding to which Americas Income is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Worldwide DollarVest prior to the Valuation Time.

(j) Americas Income has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities contained in its Annual Report to Stockholders referred to above, those incurred in the ordinary course of its business as an investment company since the date of Americas Income’s most recent annual or semi-annual report to stockholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Americas Income will advise Worldwide DollarVest in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Americas Income of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(l) The registration statement filed by Americas Income on Form N-14 relating to the shares of Americas Income to be issued pursuant to this Agreement, which includes the proxy statement of Worldwide DollarVest and the prospectus of Americas Income with respect to the transaction contemplated herein, and any supplement, or amendment thereto or to the documents therein (as amended, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Americas Income (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and

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(ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Americas Income for use in the N-14 Registration Statement as provided in Section 6(f) of this Agreement.

 (m) Americas Income is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

(n) Americas Income shares to be issued to Worldwide DollarVest pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Americas Income will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Exchange Date, Americas Income shares to be transferred to Worldwide DollarVest for distribution to the stockholders of Worldwide DollarVest on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Worldwide DollarVest presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Exchange Date, Americas Income will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Americas Income to Worldwide DollarVest.

2. Representations and Warranties of Worldwide DollarVest.

Worldwide DollarVest represents and warrants to, and agrees with, Americas Income that:

(a) Worldwide DollarVest is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Worldwide DollarVest has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Worldwide DollarVest is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-07127), and such registration has not been revoked or rescinded and is in full force and effect. Worldwide DollarVest has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify for its taxable year ending upon liquidation.

(c) As used in this Agreement, the term “Investments” shall mean (i) the investments of Worldwide DollarVest shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Americas Income, and (ii) all other assets owned by Worldwide DollarVest or liabilities incurred as of the Valuation Time.

(d) Worldwide DollarVest has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) An unaudited statement of assets and liabilities of Worldwide DollarVest and an unaudited schedule of investments of Worldwide DollarVest, each as of the Valuation Time, will be furnished to Americas Income at or prior to the Exchange Date for the purpose of determining the number of shares of Americas Income to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Worldwide DollarVest as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

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 (f) Americas Income has been furnished with Worldwide DollarVest’s Annual Report to Stockholders for the year ended November 30, 1999 and the financial statements appearing therein fairly present the financial position of Worldwide DollarVest as of the dates indicated, in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Worldwide DollarVest, threatened against it which assert liability on the part of Worldwide DollarVest or which materially affect its financial condition or its ability to consummate the Reorganization. Worldwide DollarVest is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which Worldwide DollarVest is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Americas Income prior to the Valuation Time.

(i) Worldwide DollarVest is not a party to or obligated under any provision of its Articles of Incorporation, as amended and restated, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(j) Worldwide DollarVest has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities contained in the Annual Report to Stockholders referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 1999 and those incurred in connection with the Reorganization. As of the Valuation Time, Worldwide DollarVest will advise Americas Income in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) Worldwide DollarVest has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Worldwide DollarVest have been adequately provided for on its books, and no tax deficiency or liability of Worldwide DollarVest has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

(l) At both the Valuation Time and the Exchange Date, Worldwide DollarVest will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Worldwide DollarVest will have good and marketable title to all of the Investments, and Americas Income will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

(m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Worldwide DollarVest of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(n) The N-14 Registration Statement, on its effective date, at the time of the Worldwide DollarVest stockholders’ meeting referred to in Section 6(b) of this Agreement and on the Exchange Date, insofar as it relates to Worldwide DollarVest (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Worldwide DollarVest for use in the N-14 Registration Statement as provided in Section 6(f) of this Agreement.

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(o) Worldwide DollarVest is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share all of which are classified as Common Stock; each outstanding share is fully paid and nonassessable and has full voting rights.

(p) The books and records of Worldwide DollarVest made available to Americas Income and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Worldwide DollarVest.

(q) Worldwide DollarVest will not sell or otherwise dispose of any of the shares of Americas Income to be received in the Reorganization, except in distribution to the stockholders of Worldwide DollarVest.

3. The Reorganization.

(a) Subject to receiving the requisite approval of the stockholders of Worldwide DollarVest, and to the other terms and conditions contained herein, Worldwide DollarVest agrees to convey, transfer and deliver to Americas Income and Americas Income agrees to acquire from Worldwide DollarVest, on the Exchange Date, substantially all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Worldwide DollarVest, and assume substantially all of the liabilities of Worldwide DollarVest, in exchange solely for that number of Class A shares of Americas Income provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date, Worldwide DollarVest will distribute all shares of Americas Income received by it to its stockholders in exchange for their corresponding Worldwide DollarVest shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Americas Income in the amounts due the stockholders of Worldwide DollarVest based on their respective holdings in Worldwide DollarVest as of the Valuation Time.

(b) Worldwide DollarVest will pay or cause to be paid to Americas Income any interest or dividends it receives on or after the Exchange Date with respect to the Investments transferred to Worldwide DollarVest hereunder.

 (c) The Valuation Time shall be 4:00 p.m., Eastern Time, on October 20, 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) Americas Income will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Worldwide DollarVest, except that recourse for such liabilities will be limited to the net assets of Worldwide DollarVest acquired by Americas Income. The known liabilities of Worldwide DollarVest as of the Valuation Time shall be confirmed in writing to Americas Income by Worldwide DollarVest pursuant to Section 2(j) of this Agreement.

(e) Americas Income and Worldwide DollarVest will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Worldwide DollarVest to Americas Income.

(f) Worldwide DollarVest will be dissolved following the Exchange Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

4. Issuance and Valuation of Shares of Americas Income in the Reorganization.

Full shares of Americas Income, and to the extent necessary, fractional shares of Americas Income, of an aggregate net asset value equal to the net asset value of the assets of Worldwide DollarVest acquired, determined as hereinafter provided, reduced by the amount of liabilities of Worldwide DollarVest assumed by Americas Income, shall be issued by Americas Income in exchange for such assets of Worldwide DollarVest. The net asset value of Worldwide DollarVest and Americas Income shall be determined as of the Valuation Time in accordance with the procedures described in the prospectus and statement of additional information of Americas Income, each dated March 30, 2000. Such valuation and determination shall be made by Americas Income in cooperation with Worldwide DollarVest. Americas Income shall issue the Corresponding Shares to Worldwide DollarVest in certificates or share deposit receipts registered in the name of Worldwide DollarVest. Worldwide DollarVest shall distribute Corresponding Shares of Americas Income to its stockholders by redelivering such certificates to Financial Data Services, Inc.

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5. Payment of Expenses.

 (a) With respect to expenses incurred in connection with the Reorganization, (i) each Fund shall pay all expenses incurred that are attributable solely to such Fund and the conduct of its business, and (ii) Americas Income shall pay, subsequent to the Exchange Date and pro rata according to each Fund’s net assets at the Valuation Time, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include the cost of preparing and filing a ruling request with the Internal Revenue Service, legal and accounting fees, printing costs, filing fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. If the Reorganization is not approved, these expenses will be allocated pro rata between the Funds according to the net asset value of the common stock of each Fund on the date of the Annual Meeting referred to in Section 6(a).

(b) If the Reorganization is not approved, these expenses will be allocated pro rata between the Funds according to the net asset value of the Common Stock of each Fund on the Meeting date.

(c) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of Americas Income and Worldwide DollarVest.

(a) Americas Income agrees to hold an Annual Meeting of the stockholders of Americas Income as soon as is practicable for the purpose of considering an amendment to the investment objective and policies of Americas Income.

(b) Worldwide DollarVest agrees to hold the annual meeting of the stockholders of Worldwide DollarVest as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement. It shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Worldwide DollarVest issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such meeting at or prior to the Valuation Time.

(c) Americas Income and Worldwide DollarVest each covenants to operate the business of Americas Income and Worldwide DollarVest, respectively, as presently conducted between the date hereof and the Exchange Date.

(d) Worldwide DollarVest agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Americas Income shares other than to the stockholders of Worldwide DollarVest and without first paying or adequately providing for the payment of all of Worldwide DollarVest’s liabilities not assumed by Americas Income, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

(e) Worldwide DollarVest undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Worldwide DollarVest has ceased to be a registered investment company.

(f) Americas Income will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Americas Income and Worldwide DollarVest agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(g) Americas Income has no plan or intention to sell or otherwise dispose of the assets of Worldwide DollarVest to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

(h) Worldwide DollarVest and Americas Income each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Americas Income agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Worldwide DollarVest for its taxable period first

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ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Worldwide DollarVest shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Worldwide DollarVest with respect to Worldwide DollarVest’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Worldwide DollarVest (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Worldwide DollarVest to the extent such expenses have been accrued by Worldwide DollarVest in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Investment Managers, L.P. (“MLIM”) at the time such tax returns and Forms 1099 are prepared.

(i) Worldwide DollarVest agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(j) Following the consummation of the Reorganization, Americas Income expects to stay in existence and continue its business as a non-diversified, open-end management investment company registered under the 1940 Act.

7. Exchange Date.

(a) Delivery of the assets of Worldwide DollarVest to be transferred, together with any other Investments, and the Americas Income shares to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Worldwide DollarVest and Americas Income, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Worldwide DollarVest shall cause such Investments to be transferred to Americas Income’s account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

(b) Worldwide DollarVest will deliver to Americas Income on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Americas Income hereunder, certified by Deloitte & Touche LLP.

(c) As soon as practicable after the close of business on the Exchange Date, Worldwide DollarVest shall deliver to Americas Income a list of the names and addresses of all of the stockholders of record of Worldwide DollarVest on the Exchange Date and the number of shares of Worldwide DollarVest owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for Worldwide DollarVest or by its President.

8. Worldwide DollarVest Conditions.

The obligations of Worldwide DollarVest hereunder shall be subject to the following conditions:

(a) That the required vote of the stockholders of Americas Income has been obtained approving the proposal to amend the investment objective and policies of Americas Income at a special meeting of Americas Income stockholders called for that purpose at or prior to consummation of the Reorganization;

(b) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of Worldwide DollarVest, issued and outstanding and entitled to vote thereon, and by the Board of Directors of Americas Income; and that Americas Income shall have delivered to Worldwide DollarVest a copy of the resolution approving this Agreement adopted by Americas Income’s Board of Directors, certified by the Secretary of Americas Income.

(c) That Americas Income shall have furnished to Worldwide DollarVest a statement of Americas Income’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Americas Income’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Americas Income’s President (or any

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Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Americas Income since the date of Americas Income’s most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

(d) That Americas Income shall have furnished to Worldwide DollarVest a certificate signed by Americas Income’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Americas Income made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Americas Income has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Worldwide DollarVest shall have received an opinion of Brown & Wood LLP, as counsel to both Americas Income and Worldwide DollarVest, in form and substance satisfactory to Worldwide DollarVest and dated the Exchange Date, to the effect that (i) each of Americas Income and Worldwide DollarVest is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Americas Income to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by Americas Income, and no stockholder of Americas Income has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of Americas Income or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of Americas Income and Worldwide DollarVest, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, restated and supplemented, the by-laws, as amended, or any agreement (known to such counsel) to which either Americas Income or Worldwide DollarVest is a party or by which either Americas Income or Worldwide DollarVest is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) Worldwide DollarVest has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Worldwide DollarVest will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Americas Income and Worldwide DollarVest of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither Americas Income nor Worldwide DollarVest, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Americas Income, Worldwide DollarVest or their respective stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative

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proceeding pending or threatened against Americas Income or Worldwide DollarVest, the unfavorable outcome of which would materially and adversely affect Americas Income or Worldwide DollarVest; (xii) all corporate actions required to be taken by Americas Income and Worldwide DollarVest to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Americas Income and Worldwide DollarVest; and (xiii) such opinion is solely for the benefit of Americas Income and Worldwide DollarVest and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Americas Income or Worldwide DollarVest contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Americas Income and Worldwide DollarVest with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Americas Income and Worldwide DollarVest.

(g) That Worldwide DollarVest shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Worldwide DollarVest to Americas Income in exchange solely for shares of Americas Income as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(D) of the Code, and Worldwide DollarVest and Americas Income will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Worldwide DollarVest as a result of the asset transfer solely in exchange for Americas Income shares or on the distribution of the Americas Income stock to Worldwide DollarVest stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Americas Income on the receipt of assets of Worldwide DollarVest in exchange for Americas Income shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Worldwide DollarVest on the receipt of Corresponding Shares of Americas Income in exchange for their shares of Worldwide DollarVest; (v) in accordance with Section 362(b) of the Code, the tax basis of the Worldwide DollarVest assets in the hands of Americas Income will be the same as the tax basis of such assets in the hands of Worldwide DollarVest immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Americas Income received by the stockholders of Worldwide DollarVest in the Reorganization will be equal to the tax basis of the shares of Worldwide DollarVest surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Americas Income will be determined by including the period for which such stockholder held the shares of Worldwide DollarVest exchanged therefor, provided that such Worldwide DollarVest shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Americas Income’s holding period with respect to the Worldwide DollarVest assets transferred will include the period for which such assets were held by Worldwide DollarVest; and (ix) the taxable year of Worldwide DollarVest will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Americas Income will succeed to and take into account certain tax attributes of Worldwide DollarVest, such as earnings and profits, capital loss carryovers and method of accounting.

(h) That all proceedings taken by Americas Income and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Worldwide DollarVest.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Americas Income, be contemplated by the Commission.

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(j) That Worldwide DollarVest shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Worldwide DollarVest, to the effect that (i) they are independent public accountants with respect to Americas Income within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Americas Income included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Worldwide DollarVest and Americas Income and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Americas Income included in the N-14 Registration Statement, and inquiries of certain officials of Americas Income responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Worldwide DollarVest and Americas Income and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Americas Income appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Americas Income or from schedules prepared by officials of Americas Income having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Americas Income or would prohibit the Reorganization.

(l) That Worldwide DollarVest shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Worldwide DollarVest, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. Americas Income Conditions.

The obligations of Americas Income hereunder shall be subject to the following conditions:

 (a) That the required vote of the stockholders of Americas Income has been obtained approving the proposal to amend the investment objective and policies of Americas Income at the annual meeting of Americas Income stockholders called for that purpose at or prior to consummation of the Reorganization;

(b) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Worldwide DollarVest and by the affirmative vote of the holders of a majority of the shares of common stock of Worldwide DollarVest issued and outstanding and entitled to vote thereon, voting together as a single class; and that Worldwide DollarVest shall have delivered to Americas Income a copy of the resolution approving this Agreement adopted by Worldwide DollarVest’s Board of Directors, and a certificate setting forth the vote Worldwide DollarVest stockholders obtained, each certified by the Secretary of Worldwide DollarVest.

(c) That Worldwide DollarVest shall have furnished to Americas Income a statement of Worldwide DollarVest’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Worldwide DollarVest’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Worldwide DollarVest’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no

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material adverse change in the financial position of Worldwide DollarVest since the date of Worldwide DollarVest’s most recent annual or semi-annual report to stockholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

(d) That Worldwide DollarVest shall have furnished to Americas Income a certificate signed by Worldwide DollarVest’s President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Worldwide DollarVest made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Worldwide DollarVest has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e) That Worldwide DollarVest shall have delivered to Americas Income a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Worldwide DollarVest for the period ended November 30, 1999 (which returns originally were prepared and filed by Worldwide DollarVest), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Worldwide DollarVest for the period covered thereby; and that for the period from December 1, 1999, to and including the Exchange Date and for any taxable year of Worldwide DollarVest ending upon the liquidation of Worldwide DollarVest, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from December 1, 1999, to and including the Exchange Date and for any taxable year of Worldwide DollarVest ending upon the liquidation of Worldwide DollarVest or that Worldwide DollarVest would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That Americas Income shall have received an opinion of Brown & Wood LLP, as counsel to both Americas Income and Worldwide DollarVest, in form and substance satisfactory to Americas Income and dated the Exchange Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as Americas Income reasonably may deem necessary or desirable.

(h) That Americas Income shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(g) of this Agreement.

(i) That Americas Income shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Americas Income, to the effect that (i) they are independent public accountants with respect to Worldwide DollarVest within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Worldwide DollarVest included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Worldwide DollarVest and Americas Income and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Worldwide DollarVest included in the N-14 Registration Statement, and inquiries of certain officials of Worldwide DollarVest responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Americas Income and Worldwide DollarVest and described in such letter (but not an examination

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in accordance with generally accepted auditing standards), the information relating to Worldwide DollarVest appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Worldwide DollarVest or from schedules prepared by officials of Worldwide DollarVest having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Investments to be transferred to Americas Income shall not include any assets or liabilities which Americas Income, by reason of charter limitations or otherwise, may not properly acquire or assume.

(k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Worldwide DollarVest, be contemplated by the Commission.

(l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Worldwide DollarVest or would prohibit the Reorganization.

(l) That Americas Income shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Americas Income, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(m) That all proceedings taken by Worldwide DollarVest and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Americas Income.

(n) That prior to the Exchange Date, Worldwide DollarVest shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Worldwide DollarVest) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of Worldwide DollarVest and Americas Income; (ii) by the Board of Directors of Worldwide DollarVest if any condition of Worldwide DollarVest’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Americas Income if any condition of Americas Income’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

 (b) If the transactions contemplated by this Agreement have not been consummated by March 31, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Worldwide DollarVest and Americas Income.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Worldwide DollarVest or Americas Income or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Worldwide DollarVest or Americas Income, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors

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of Worldwide DollarVest and Americas Income have delegated to MLIM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Worldwide DollarVest and Americas Income to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Worldwide DollarVest nor Americas Income nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Worldwide DollarVest or Americas Income against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Worldwide DollarVest and Americas Income to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Worldwide DollarVest unless such terms and conditions shall result in a change in the method of computing the number of shares of Americas Income to be issued to Worldwide DollarVest in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Worldwide DollarVest prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Worldwide DollarVest promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11. Indemnification.

(a) Worldwide DollarVest hereby agrees to indemnify and hold Americas Income harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Americas Income may incur or sustain by reason of the fact that (i) Americas Income shall be required to pay any corporate obligation of Worldwide DollarVest, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Worldwide DollarVest which were omitted or not fairly reflected in the financial statements to be delivered to Americas Income in connection with the Reorganization; (ii) any representations or warranties made by Worldwide DollarVest in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Worldwide DollarVest has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of Worldwide DollarVest and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Worldwide DollarVest by Americas Income.

(b) Americas Income hereby agrees to indemnify and hold Worldwide DollarVest harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Worldwide DollarVest may incur or sustain by reason of the fact that (i) any representations or warranties made by Americas Income in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Americas Income has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to stockholders of Worldwide DollarVest and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Americas Income by Worldwide DollarVest.

(c) In the event that any claim is made against Americas Income in respect of which indemnity may be sought by Americas Income from Worldwide DollarVest under Section 11(a) of this Agreement, or in the event that any claim is made against Worldwide DollarVest in respect of which indemnity may be sought by Worldwide

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DollarVest from Americas Income under Section 11(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Worldwide DollarVest and Americas Income that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Americas Income will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH AMERICAS INCOME FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Americas Income’s transfer agent with respect to such shares. Worldwide DollarVest will provide Americas Income on the Exchange Date with the name of any Worldwide DollarVest stockholder who is to the knowledge of Worldwide DollarVest an affiliate of Worldwide DollarVest on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Worldwide DollarVest or Americas Income, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) Copies of the Articles of Incorporation, as amended, restated and supplemented, of Worldwide DollarVest and Americas Income are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH AMERICAS INCOME FUND, INC.

By: /s/ TERRY K. GLENN
President
Attest:

By: /s / PHILLIP S. GILLESPIE
Secretary
WORLDWIDE DOLLARVEST FUND, INC.

By: /s/ TERRY K. GLENN
Attest:	President

By: /s/ IRA P. SHAPIRO
Secretary

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STATEMENT OF ADDITIONAL INFORMATION

WORLDWIDE DOLLARVEST FUND, INC. MERRILL LYNCH AMERICAS INCOME FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011(609) 282-2800

 This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Worldwide DollarVest Fund, Inc. (“Worldwide DollarVest”) and Merrill Lynch Americas Income Fund, Inc. (“Americas Income”) dated July 12, 2000 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Americas Income at 1-800-456-4587, ext. 123, or by writing to Americas Income at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about Americas Income is contained in and incorporated by reference to its Statement of Additional Information, dated March 30, 2000, which is incorporated by reference into and accompanies this Statement of Additional Information.

The Commission maintains a web site (http://www.sec.gov) that contains the prospectus of each of Worldwide DollarVest and Americas Income, the statement of additional information of Americas Income, other material incorporated by reference and other information regarding Worldwide DollarVest and Americas Income.

 The date of this Statement of Additional Information is July 12, 2000.

TABLE OF CONTENTS

General Information	2
Financial Statements	2

GENERAL INFORMATION

The stockholders of Worldwide DollarVest are being asked to approve the acquisition of substantially all of the assets of Worldwide DollarVest, and the assumption of substantially all of the liabilities of Worldwide DollarVest, by Americas Income in exchange solely for an equal aggregate value of Class A shares of Americas Income (the “Reorganization”). Americas Income is an open-end management investment company organized as a Maryland corporation. An Annual Meeting of Stockholders of Worldwide DollarVest to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on August 23, 2000, at 10:00 a.m., Eastern time.

For detailed information about the Reorganization, stockholders of Worldwide DollarVest should refer to the Proxy Statement and Prospectus. For further information about Americas Income, stockholders should refer to Americas Income’s Statement of Additional Information, dated March 30, 2000, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

Pro forma financial statements reflecting consummation of the Reorganization are included herein.

Americas Income

Audited financial statements and accompanying notes for the fiscal year ended December 31, 1999, and the independent auditor’s report thereon, dated February 11, 2000, of Americas Income are incorporated herein by reference from Americas Income’s Annual Report to Shareholders.

Worldwide DollarVest

Audited financial statements and accompanying notes for the fiscal year ended November 30, 1999, and the independent auditor’s report thereon, dated January 5, 2000 of Worldwide DollarVest are incorporated herein by reference from Worldwide DollarVest’s Annual Report to Shareholders.

2

INDEX TO FINANCIAL STATEMENTS
Page
Combined Schedule of Investments for Merrill Lynch Americas Income Fund, Inc. and Worldwide DollarVest Fund, Inc. as of December 31, 1999 (unaudited)	F-1

Pro Forma Combined Statement of Assets and Liabilities for Merrill Lynch Americas Income Fund, Inc. and Worldwide DollarVest Fund, Inc. as of December 31, 1999 (unaudited)	F-5

Pro Forma Combined Statement of Operations for Merrill Lynch Americas Income Fund, Inc. and Worldwide DollarVest Fund, Inc. for the period January 1, 1999 to December 31, 1999 (unaudited)	F-7

Merrill Lynch Americas Income Fund, Inc. Notes to Pro Forma Combined Financial Statements (unaudited)	F-8

COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH AMERICAS INCOME FUND, INC. AND WORLDWIDE DOLLARVEST FUND, INC. AS OF DECEMBER 31, 1999 (UNAUDITED)
						Value
Country	Industries	Face Amount	Bonds	Interest Rate	Maturity Date	Americas Income Fund	Worldwide DollarVest	Pro Forma Combined Fund(e)

Argentina	Industrials	1,800,000	Perez Companc SA	8.125%	7/15/2007	$ 1,564,153	$ —	$ 1,564,153

	Sovereign Government Obligations	5,900,000	Republic of Argentina	6.00	3/31/2023	—	3,879,250	3,879,250
		4,675,000	Republic of Argentina	9.75	9/19/2027	1,696,875	2,534,000	4,230,875
		1,800,000	Republic of Argentina, Discount	6.875	3/31/2023	—	1,435,500	1,435,500

						1,696,875	7,848,750	9,545,625

	Telecommunications	1,750,000	Telefonica de Argentina SA	9.125	5/07/2008	1,518,125	—	1,518,125

			Total Bonds in Argentina (Cost — $11,985,215)			4,779,153	7,848,750	12,627,903

Brazil	Media — Communications	1,800,000	Globo Comunicacoes e Participacoes, Ltd.	10.50	12/20/2006	1,539,000	—	1,539,000

	Metals	1,850,000	CSN Iron SA	9.125	6/01/2007	1,542,530	—	1,542,530

	Sovereign Government Obligations	450,000	Republic of Brazil	11.625	4/15/2004	—	450,000	450,000
		635,000	Republic of Brazil	9.375	4/07/2008	155,750	409,400	565,150
		1,650,000	Republic of Brazil	10.125	5/15/2027	128,700	1,287,000	1,415,700

						284,450	2,146,400	2,430,850

	Utilities — Electric	1,540,000	Centrais Electricas Brasileiras SA	10.00	7/06/2004	1,528,450	—	1,528,450
		1,600,000	Companie Paranaense de Energia	9.75	5/02/2005	1,536,000	—	1,536,000

						3,064,450	—	3,064,450

			Total Bonds in Brazil (Cost — $7,556,413)			6,430,430	2,146,400	8,576,830

Canada	Computer Services — Electronics	750,000	Celestica International	10.50	12/31/2006	—	790,313	790,313

	Paper & Forest Products	750,000	Doman Industries Limited	8.75	3/15/2004	—	645,000	645,000

			Total Bonds in Canada (Cost — $1,286,250)			—	1,435,313	1,435,313

Germany	Wireless Communications — Intl. Paging & Cellular	500,000	Orange PLC	8.00	8/01/2008	—	508,750	508,750

			Total Bonds in Germany (Cost — $468,750)			—	508,750	508,750

Luxembourg	Wireless Communication	500,000	Millicom International Cellular SA*	15.931	6/01/2006	—	412,500	412,500

			Total Bonds in Luxembourg (Cost — $370,019)			—	412,500	412,500

Mexico	Banking — International	1,200,000	Bancomext Trust Division	11.25	5/30/2006	—	1,294,800	1,294,800

	Broadcasting — Radio & Television	1,470,000	Grupo Televisa SA	11.875	5/15/2006	1,572,900	—	1,572,900

	Industrials	2,575,000	Petroleos Mexicanos	9.50	9/15/2027	1,539,563	977,500	2,517,063

	Paper	1,400,000	Grupo Industrial Durango(a)	12.625	8/01/2003	1,393,000	—	1,393,000

	Sovereign Government Obligations	1,120,000	United Mexican States	6.25	12/31/2019	—	882,000	882,000
		2,500,000	United Mexican States(c)	11.50	5/15/2026	834,750	2,146,500	2,981,250

						834,750	3,028,500	3,863,250

			Total Bonds in Mexico (Cost — $10,150,395)			5,340,213	5,300,800	10,641,013


F-1

COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH AMERICAS INCOME FUND, INC. AND WORLDWIDE DOLLARVEST FUND, INC. AS OF DECEMBER 31, 1999 (UNAUDITED) (CONTINUED)

						Value
Country	Industries	Face Amount	Bonds	Interest Rate	Maturity Date	Americas Income Fund	Worldwide DollarVest	Pro Forma Combined Fund(e)

Netherlands	Financial Services	850,000	TPSA Finance BV(a)	7.75%	12/10/2008	$ —	$ 786,902	$ 786,902

			Total Bonds in the Netherlands (Cost — $843,897)			—	786,902	786,902

Panama	Sovereign Government Obligations	1,380,000	Republic of Panama	8.875	9/30/2027	529,200	630,000	1,159,200

			Total Bonds in Panama (Cost — $1,147,050)			529,200	630,000	1,159,200

Peru	Sovereign Government Obligations	850,000	Republic of Peru, Front-Loaded Interest Rate Reduction Bonds	3.75	3/07/2017	—	524,875	524,875

			Total Bonds in Peru (Cost — $536,964)			—	524,875	524,875

Philippines	Sovereign Government Obligations	380,000	Republic of the Philippines	9.875	1/15/2019	—	373,825	373,825

			Total Bonds in the Philippines (Cost — $360,810)			—	373,825	373,825

Russia	Sovereign Government Obligations	600,000	Russian Federation Bonds (Regulation S)	11.00	7/24/2018	—	378,000	378,000
		1,750,000	Russian Federation Bonds (Regulation S)	12.75	6/24/2028	—	1,218,437	1,218,437

			Total Bonds in Russia (Cost — $1,293,529)			—	1,596,437	1,596,437

South Korea	Banking	700,000	Korea Development Bank	7.125	4/22/2004	—	682,262	682,262

	Sovereign Government Obligations	290,000	Republic of Korea	8.875	4/15/2008	—	304,500	304,500

			Total Bonds in South Korea (Cost — $974,762)			—	986,762	986,762

Turkey	Sovereign Government Obligations	590,000	Republic of Turkey	12.00	12/15/2008	—	628,350	628,350

			Total Bonds in Turkey (Cost — $599,762)			—	628,350	628,350

United Kingdom	Cable—International	1,500,000	Telewest Communications PLC(a)*	9.075	4/15/2004	—	945,000	945,000

			Total Bonds in the United Kingdom (Cost — $1,032,693)			—	945,000	945,000

United States	Airlines	500,000	USAir Inc.	9.625	2/01/2001	—	497,500	497,500

	Broadcasting — Radio & Television	750,000	Cumulus Media, Inc.	10.375	7/01/2008	—	780,000	780,000

	Chemicals	1,000,000	Lyondell Chemical Company	9.625	5/01/2007	—	1,022,500	1,022,500

	Communications	500,000	Charter Communications Holdings LLC	8.25	4/01/2007	—	461,250	461,250

	Consumer — Products	1,000,000	Chattem, Inc.	8.875	4/01/2008	—	936,250	936,250

	Energy	500,000	Ocean Energy Inc., Series B	7.625	7/01/2005	—	481,250	481,250

	Financial Services	500,000	RBF Finance Company	11.00	3/15/2006	—	532,500	532,500

	Gaming	750,000	Venetian Casino/LV Sands(a)	12.25	11/15/2004	—	646,875	646,875

	Health Services	1,250,000	Extendicare Health Services	9.35	12/15/2007	—	837,500	837,500
		500,000	Fresenius Medical Capital Trust II	7.875	2/01/2008	—	460,000	460,000

						—	1,297,500	1,297,500


F-2

COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH AMERICAS INCOME FUND, INC. AND WORLDWIDE DOLLARVEST FUND, INC. AS OF DECEMBER 31, 1999 (UNAUDITED)(CONTINUED)

						Value
Country	Industries	Face Amount	Bonds	Interest Rate	Maturity Date	Americas Income Fund	Worldwide DollarVest	Pro Forma Combined Fund(e)

(United States)	Hotels	1,000,000	HMH Properties, Inc., Series B	7.875%	8/01/2008	$ —	$ 891,250	$ 891,250
(concluded)
	Industrial — Transportation	1,000,000	Metal Management Inc.	10.00	5/15/2008	—	755,000	755,000

	Metals & Mining	750,000	Kaiser Aluminum & Chemical Corp.	12.75	2/01/2003	—	750,000	750,000

	Real Estate	500,000	Forest City Enterprises Inc.	8.50	3/15/2008	—	463,750	463,750

	Telecommunications	1,375,000	Nextel Communications, Inc.(a)*	11.477	2/15/2008	—	962,500	962,500
		1,000,000	PSINet, Inc.	10.00	2/15/2005	—	988,750	988,750

						—	1,951,250	1,951,250

	Telephone — Competitive Local Exchange Carriers	750,000	Nextlink Communications Inc.	9.00	3/15/2008	—	705,000	705,000

	Wireless Communication	675,000	VoiceStream Wireless Corporation/ VoiceStream Wireless Holding Corporation(a)	10.375	11/15/2009	—	695,250	695,250

			Total Bonds in the United States (Cost — $13,127,094)			—	12,867,125	12,867,125

Venezuela	Sovereign Government Obligations	1,375,000	Republic of Venezuela	13.625	8/15/2018	517,500	720,000	1,237,500
		5,125,000	Republic of Venezuela	9.25	9/15/2027	1,485,000	1,897,500	3,382,500

			Total Bonds in Venezuela (Cost — $4,439,422)			2,002,500	2,617,500	4,620,000

			Total Investments in Bonds (Cost — $56,173,028)			19,081,496	39,609,289	58,690,785

Brady Bonds**

Argentina	Sovereign Government Obligations	600,000	Republic of Argentina, Discount(b)	6.875	3/31/2023	478,500	—	478,500
		1,100,000	Republic of Argentina, Par ‘L’	6.00	3/31/2023	723,250	—	723,250

			Total Brady Bonds in Argentina (Cost — $1,180,365)			1,201,750	—	1,201,750

Brazil	Sovereign Government Obligations	10,627,720	Republic of Brazil ‘C’ (b)(c)	8.00	4/15/2014	3,395,092	4,535,843	7,930,935
		1,500,000	Republic of Brazil-DCB(b)	7.438	4/15/2012	—	1,110,000	1,110,000
		1,850,000	Republic of Brazil, Discount(b)	6.938	4/15/2024	569,062	834,625	1,403,687
		1,363,000	Republic of Brazil ‘EI’ (b)	6.938	4/15/2006	1,195,215	—	1,195,215
		1,175,000	Republic of Brazil NMB(b)	7.438	4/15/2009	956,156	—	956,156

			Total Brady Bonds in Brazil (Cost — $10,495,621)			6,115,525	6,480,468	12,595,993

Bulgaria	Sovereign Government Obligations	550,000	Republic of Bulgaria ‘A’, Front-Loaded	2.75	7/28/2012	—	394,625	394,625
			Interest Rate Reduction Bonds(b)
		550,000	Republic of Bulgaria, Discount ‘A’ (b)	7.063	7/28/2024	—	441,375	441,375

			Total Brady Bonds in Bulgaria (Cost — $704,514)			—	836,000	836,000

Mexico	Sovereign Government Obligations	2,400,000	United Mexican States ‘W-A’	6.25	12/31/2019	1,890,000	—	1,890,000
		800,000	United Mexican States ‘W-B’	6.25	12/31/2019	—	630,000	630,000

			Total Brady Bonds in Mexico (Cost — $2,374,776)			1,890,000	630,000	2,520,000


F-3

COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH AMERICAS INCOME FUND, INC. AND WORLDWIDE DOLLARVEST FUND, INC. AS OF DECEMBER 31, 1999 (UNAUDITED) (CONCLUDED)

						Value
Country	Industries	Face Amount	Bonds	Interest Rate	Maturity Date	Americas Income Fund	Worldwide DollarVest	Pro Forma Combined Fund(e)

Nigeria	Sovereign Government Obligations	500,000	Central Bank of Nigeria ‘WW’ (b)	6.25%	11/15/2020	$ —	$ 290,000	$ 290,000

			Total Brady Bonds in Nigeria (Cost — $312,247)			—	290,000	290,000

Panama	Sovereign Government Obligations	175,000	Republic of Panama, Interest Rate Reduction Bonds(b)	4.25	7/17/2014	135,406	—	135,406

			Total Brady Bonds in Panama (Cost — $125,765)			135,406	—	135,406

Peru	Sovereign Government Obligations	1,020,000	Republic of Peru, Front-Loaded Interest	3.75	3/07/2017	629,850	—	629,850
			Rate Reduction Bonds(b)
		800,000	Republic of Peru, Past Due Interest(b)	4.50	3/07/2017	546,000	—	546,000

			Total Brady Bonds in Peru (Cost — $1,058,682)			1,175,850	—	1,175,850

Poland	Sovereign Government Obligations	180,000	Republic of Poland PDI	6.00	10/27/2014	—	159,300	159,300

			Total Brady Bonds in Poland (Cost — $156,798)			—	159,300	159,300

Venezuela	Sovereign Government Obligations	1,333,325	Republic of Venezuela, DCB(b)	7.00	12/18/2007	1,039,994	—	1,039,994
		535,710	Republic of Venezuela, Front-Loaded Interest Rate Reduction Bonds ‘B’ (b)	7.438	3/31/2007	421,872	—	421,872

			Total Brady Bonds in Venezuela (Cost — $1,297,550)			1,461,866	—	1,461,866

			Total Investments in Brady Bonds (Cost — $17,706,318)			11,980,397	8,395,768	20,376,165

		Shares Held	Warrants

Nigeria	Sovereign Government Obligations	500	Nigeria Oil (Warrants)(d)	0.00		—	—	—

			Total Investments in Warrants (Cost — $0)			—	—	—

Short-Term Securities

United States	Commercial Paper***	897,000	General Motors Acceptance Corp.	5.00	1/03/2000	281,000	616,000	897,000

			Total Investments in Short-Term Securities (Cost — $897,000)			281,000	616,000	897,000

			Total Investments (Cost — $74,776,343)			31,342,893	48,621,057	79,963,950
			Liabilities in Excess of Other Assets			751,810	(7,082,106)	(6,499,296	)†

			Net Assets			$32,094,703	$41,538,951	$73,464,654	†

†	Amounts reflect Pro Forma adjustment to the Statement of Assets and Liablilities.
*	Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
**	Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
***	Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)	The security may be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(b)	Floating rate note.
(c)	Security represents collateral in connection with reverse repurchase agreements.
(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e)	This Combined Schedule of Investments shows the portfolio holdings of the Combined Fund as of December 31, 1999 as if the Reorganization had taken place on that date. Since that date, the portfolio holdings of both of the Funds have changed. As a result of the proposed changes in the investment objective and policies of Americas Income, Fund management may determine to make certain additional changes in the portfolio of the Combined Fund. For this reason, the portfolio holdings set forth n the Combined Schedule of Investments are subject to change.

See Notes to Financial Statements.

F-4

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR MERRILL LYNCH AMERICAS INCOME FUND, INC., AND WORLDWIDE DOLLARVEST FUND, INC. As of December 31, 1999 (Unaudited)

The following unaudited Pro Forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of the respective Funds at December 31, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at December 31, 1999. The Pro Forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at December 31, 1999. The Pro Forma Combined Statement of Assets and Liabilities should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

	Americas Income Fund	Worldwide DollarVest Fund	Adjustments	Pro Forma for Combined Fund
Assets:
Investments, at value*	$31,342,893	$48,621,057		$ 79,963,950
Cash	175	847		1,022
Receivables:
Interest	749,494	1,286,360		2,035,854
Securities sold	470,207	576,000		1,046,207
Capital shares sold	10,281	—		10,281
Prepaid registration fees and other assets	45,803	28,541		74,344

Total assets	32,618,853	50,512,805		83,131,658

Liabilities:
Payables:
Reverse repurchase agreements	—	7,769,714		7,769,714
Securities purchased	—	615,744		615,744
Dividends to shareholders	227,147	345,659		572,806
Capital shares redeemed	169,370	—		169,370
Interest on reverse repurchase agreements	—	152,500		152,500
Investment adviser	18,736	28,106		46,842
Distributor	18,640	—		18,640
Accrued expenses and other liabilities	90,257	62,131	$ 169,000 (1)	321,388

Total liabilities	524,150	8,973,854	169,000	9,667,004

Net Assets:
Net Assets	$32,094,703	$41,538,951	($169,000)	$ 73,464,654

Net Assets Consist of:
Class A Common Stock, $0.10 par value, 100,000,000 shares authorized for Americas Income; Common Stock, $0.10 par value, 200,000,000 shares authorized for Worldwide DollarVest	$ 27,700	$ 649,414	$ 14,171	$ 691,285
Class B Common Stock, $0.10 par value, 100,000,000 shares authorized	387,388	—		387,388
Class C Common Stock, $0.10 par value, 100,000,000 shares authorized	17,737	—		17,737
Class D Common Stock, $0.10 par value, 100,000,000 shares authorized	81,070	—		81,070
Paid-in capital in excess of par	65,660,880	90,432,849	(183,171)	155,910,558
Accumulated investment loss — net	—	(27,472)		(27,472)
Accumulated realized capital losses on investments — net	(33,934,669)	(51,972,408)		(85,907,077)
Accumulated distributions in excess of realized capital gains on investments — net	(2,876,442)	—		(2,876,442)
Unrealized appreciation on investments — net	2,731,039	2,456,568		5,187,607

Net assets	$32,094,703	$41,538,951	($169,000)	$ 73,464,654

F-5

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR MERRILL LYNCH AMERICAS INCOME FUND, INC., AND WORLDWIDE DOLLARVEST FUND, INC. As of December 31, 1999 (Unaudited) (Concluded)

	Americas Income Fund	Worldwide DollarVest Fund	Adjustments	Pro Forma for Combined Fund
Net Asset Value:
Class A(2):
Net assets	$ 1,733,951	$ 41,538,951	($ 99,318)	$ 43,173,584

Shares outstanding	276,996	6,494,144	141,714	6,912,854

Net Asset Value	$ 6.26	$ 6.40	—	$ 6.25

Class B:
Net assets	$ 24,193,325		($ 55,527)	$ 24,137,798

Shares outstanding	3,873,875			3,873,875

Net Asset Value	$ 6.25			$ 6.23

Class C:
Net Assets	$ 1,107,618		($ 2,542)	$ 1,105,076

Shares outstanding	177,369			177,369

Net Asset Value	$ 6.24			$ 6.23

Class D:
Net Assets	$ 5,059,809		($ 11,613)	$ 5,048,196

Shares outstanding	810,699			810,699

Net Asset Value	$ 6.24			$ 6.23

*Identified cost	$28,611,854	$ 46,164,489		$ 74,776,343

(1)	Reflects the charge for estimated Reorganization expenses of $169,000.
(2)	Worldwide DollarVest Fund shares have no class designation.

See Notes to Financial Statements.

F-6

PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR MERRILL LYNCH AMERICAS INCOME FUND, INC., AND WORLDWIDE DOLLARVEST FUND, INC. For the Period January 1, 1999 to December 31, 1999 (Unaudited)

The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statements of Operations of the respective Funds for the period January 1, 1999 to December 31, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at the beginning of the period. The Pro Forma combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated at the beginning of the period, nor which may result from future operations. The Pro Forma Statement of Operations should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

	Americas Income Fund	Worldwide DollarVest Fund	Adjustments		Pro Forma for Combined Fund(2)
Investment Income:
Interest and discount earned	$3,734,978	$4,046,625			$ 7,781,603

Expenses:
Investment advisory fees	213,517	262,469			475,986
Interest on reverse repurchase agreements	—	229,562			229,562
Account maintenance and distribution fees — Class B	204,856	—			204,856
Accounting services	98,374	94,447	(71,280	)(1)	121,541
Professional fees	78,676	58,505	(58,505	)(1)	78,676
Printing and shareholder reports	70,624	38,676	(30,000	)(1)	79,300
Directors’ fees and expenses	45,002	35,040	(35,040	)(1)	45,002
Registration fees	57,121	—			57,121
Transfer agent fees — Class B	50,805	—			50,805
Transfer agent fees — Class A	2,693	40,370			43,063
Custodian fees	32,492	—			32,492
Account maintenance fees — Class D	13,051	15,300			28,351
Listing fees	—	16,684	(16,684	)(1)	—
Account maintenance and distribution fees — Class C	10,275	—			10,275
Transfer agent fees — Class D	7,934	—			7,934
Pricing fees	985	2,370			3,355
Transfer agent fees — Class C	2,495	—			2,495
Amortization of organization expense	—	762	(762)		—
Other	4,638	5,000	(3,500	)(1)	6,138

Total expenses	893,538	799,185	(215,771)		1,476,952

Investment income — net	2,841,440	3,247,440	215,771		6,304,651

Realized and Unrealized Gain (Loss) on Investments — Net
Realized loss on investments — net	(1,021,167)	(7,373,182)			(8,394,349)
Change in unrealized appreciation/depreciation on investments — net	5,160,451	9,851,888			15,012,339

Net Increase in Net Assets Resulting from Operations	$6,980,724	$5,726,146	$ 215,771		$12,922,641

(1)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services.
(2)	This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $169,000.
See Notes to Financial Statements.

F-7

MERRILL LYNCH AMERICAS INCOME FUND, INC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (unaudited)

1. Significant Accounting Policies:

Merrill Lynch Americas Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund’s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities — Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund’s Board of Directors.

(b) Derivative financial instruments — The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Forward foreign exchange contracts — The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund’s records. However, the effect on operations is recorded from the date the Fund enters into such contracts.
•	Options — The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.
When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).
Written and purchased options are non-income producing investments.
•	Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an

F-8

amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees — Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions — Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses. A portion of the net investment income dividends paid by the Fund for the year ended December 31, 1998 is characterized as a return of capital.

(h) Short sales — When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

2. Investment Advisory Agreement and Transactions with Affiliates:

 The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. (“MLIM”). The general partner of MLIM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor (“MLFD” or the “Distributor”), a division of FAM Distributors, Inc., which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund’s net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Account Maintenance Fee	Distribution Fee
Class B	.25%	.50%
Class C	.25%	.55%
Class D	.25%	—

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

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 For the period January 1, 1999 to December 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund’s Class D Shares as follows:

	MLFD	MLPF&S

Class D	$ 282	$ 2,476

For the period January 1, 1999 to December 31, 1999, MLPF&S received contingent deferred sales charges of $89,552 and $2,868 relating to transactions in Class B and Class C Shares, respectively.

For the period January 1, 1999 to December 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $568 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. (“FDS”), a wholly-owned subsidiary of ML & Co., is the Fund’s transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLFD, FDS, and/or ML & Co.

F-10

PART C

OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article VI of Registrant's Articles of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland, provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or

C-1

controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.
(1)	(a)	—	Amended and Restated Articles of Incorporation of the Registrant, dated November 12, 1993.(a)
	(b)	—	Articles of Amendment to Articles of Incorporation of the Registrant.(b)
	(c)	—	Articles Supplementary to the Articles of Incorporation of the Registrant.(b)
(2)		—	By-Laws of the Registrant.(c)
(3)		—	Not applicable.
(4)		—

Form of Agreement and Plan of Reorganization between the Registrant and Worldwide DollarVest Fund, Inc. (included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement).

(5)		—	Portions of the Articles of Incorporation, as amended and restated, and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(d)
(6)	(a)	—	Investment Advisory Agreement between the Registrant and Merrill Lynch Investment Managers, L.P. (“MLIM”).(e)
	(b)	—	Supplement to Investment Advisory Agreement between the Registrant and MLIM.(g)
	(c)	—	Form of Sub-Advisory Agreement between MLIM and Merrill Lynch Asset Management U.K. Limited.(f)
(7)		—	Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(h)
(8)		—	Credit Agreement between the Registrant and a syndicate of banks. (j)
(9)		—	Custody Agreement between the Registrant and Brown Brothers Harriman & Co.(e)
(10)	(a)	—	Form of Unified Class B Distribution Plan of the Registrant.(h)
	(b)	—	Form of Unified Class C Distribution Plan of the Registrant.(h)
	(c)	—	Form of Unified Class D Distribution Plan of the Registrant.(h)
	(d)	—	Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(i)
(11)		—	Opinion and Consent of Brown & Wood LLP, counsel for the Registrant.
(12)		—	Private Letter Ruling from the Internal Revenue Service.*
(13)		—	Not applicable.
(14)	(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
	(b)	—	Consent of Deloitte & Touche LLP, independent auditors for Worldwide DollarVest Fund, Inc.
(15)		—	Not applicable.
(16)		—	Power of Attorney.(k)
(17)	(a)	—	Prospectus, dated March 30, 2000, as supplemented and Statement of Additional Information, dated March 30, 2000, of the Registrant.
	(b)	—	Annual Report to Stockholders of the Registrant, as of December 31, 1999.
	(c)	—	Annual Report to Stockholders of Worldwide DollarVest Fund, Inc. as of November 30, 1999.
	(d)	—	Form of Proxy.

(a)	Filed on August 20, 1993 as an Exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-64398) (the “Registration Statement”).
(b)	Filed on April 28, 1995 as an Exhibit to Post-Effective Amendment no. 3 to the Registration Statement.
(c)	Filed On April 29, 1996 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.
(d)	Reference is made to Article III (Sections 2, 3, 4 and 5), Article IV, Article V (Sections 2, 3, 4, 5, 6 and 7), Article VI, Article VII, Article IX of the Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 1(a) to the Registration Statement; Articles of Amendment to the Articles of Incorporation filed as Exhibit 1(b) to the Registration Statement; Articles Supplementary to the Articles of Incorporation filed as Exhibit 1(c) to the Registration Statement; and Article II, Article III (Sections 1, 2, 3, 5, 6 and 7), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws filed as Exhibit 2 to the Registration Statement.
(e)	Filed on February 18, 1994, as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.
(f)	Filed on April 29, 1997, as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement.
(g)	Filed on October 17, 1994, as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.
(h)	Filed on June 21, 2000, as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.

C-2

(i)	Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).
(j)	Incorporated by reference to Exhibit 8(b) to the Registration Statement on Form N-1A of Master Premier Growth Trust (File No. 811-09733), filed December 21, 1999.
(k)	Included on the signature page of the N-14 Registration Statement filed on May 18, 2000 and incorporated herein by reference. * To be filed by Post-Effective Amendment.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

C-3

SIGNATURES

 As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 12th day of July, 2000.

MERRILL LYNCH AMERICAS INCOME FUND, INC. (Registrant)

	By	/s/ DONALD C. BURKE
(Vice President and Treasurer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	TERRY K. GLENN* (Terry K. Glenn)	President and Director (Principal Executive Officer)

	DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

	CHARLES C. REILLY * (Charles C. Reilly)	Director

	RICHARD R. WEST* (Richard R. West)	Director

	ARTHUR ZEIKEL* (Arthur Zeikel)	Director

	EDWARD D. ZINBARG * (Edward D. Zinbarg)	Director

By:	/s/ DONALD C. BURKE
	(Donald C. Burke; attorney-in-fact)		July 12, 2000

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EXHIBIT INDEX
Exhibit Number			Description
(11)		—	Opinion and Consent of Brown & Wood LLP, Counsel for the Registrant.
(14)	(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(14)	(b)	—	Consent of Deloitte & Touche LLP, independent auditors for Worldwide DollarVest Fund, Inc.
(17)	(a)	—	Prospectus, dated March 30, 2000, as supplemented, and Statement of Additional Information, dated March 30, 2000, of the Registrant.
(17)	(b)	—	Annual Report to Stockholders of the Registrant as of December 31, 1999.
(17)	(c)	—	Annual Report to Stockholders of Worldwide DollarVest Fund, Inc. as of November 30, 1999.
(17)	(d)	—	Form of Proxy.